UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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JONES LANG LASALLE INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2022 Annual Meeting of Shareholders and Proxy Statement

Jones Lang LaSalle Incorporated

April 15, 2022

Dear Fellow Shareholders:

You are invited to the 2022 Annual Meeting of Shareholders of Jones Lang LaSalle Incorporated which is currently scheduled to take place on Thursday, May 26, 2022, beginning at 9:00 a.m., Central time.

Our annual shareholders meeting will be conducted online in a virtual meeting format via live audio webcast. The accompanying 2022 Proxy Statement contains information about attending the 2022 Annual Meeting online. You will not be able to attend the 2022 Annual Meeting physically in person.

At this year’s meeting, we will vote on the proposals detailed in the accompanying Proxy Statement.

Meeting Attendance and Voting

Your vote is very important to us. We genuinely hope you will join us online at our 2022 Annual Meeting of Shareholders. If you are not able to join us, please cast your vote as instructed in the Notice of Internet Availability of Proxy Materials, over the Internet, by telephone or by mail, as promptly as possible.

We expect to mail the Notice of Internet Availability of Proxy Materials to our shareholders on or about April 15, 2022. The proxy materials we furnish on the Internet include our 2022 Proxy Statement and our 2021 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2021.

Changes to our Board

On behalf of the Board and JLL, we would like to thank Sheila Penrose for her service as former Chairman of the Board and for serving as a Director since 2002. Ms. Penrose is not standing for re-election for another term. Ms. Penrose’s counsel, guidance, and service greatly benefitted the Board and our company.

Finally, we welcome Larry Quinlan as a first-time nominee for Director this year. Larry is the former Global Chief Information Officer for Deloitte and a Board Member of ServiceNow (NYSE: NOW) where he serves on the Audit Committee. We expect that Larry’s extensive leadership experience in digital and technology strategy and operations, and cybersecurity, will prove to be a valuable addition to the Board and JLL.

As always, we appreciate your continued interest in JLL.

Sincerely,

Chairman of the Board of Directors

Chief Executive Officer

JLL ❘ 2022 Proxy Statement 1

Notice of 2022 Annual Meeting

of Shareholders

When	Virtual Meeting	Record Date
Thursday, May 26, 2022 9:00 a.m., Central Time	Via live audio webcast at www.virtualshareholder meeting.com/JLL22	Shareholders as of April 1, 2022 are entitled to vote

Virtual meeting format

The 2022 Annual Meeting will be conducted online in a virtual meeting format via live audio webcast. We initially adopted a virtual meeting format during the first year of the COVID-19 pandemic and continue to believe that this practice facilitates stockholder attendance and enables stockholders to participate fully, equally, and safely from any location around the world, at no cost. The accompanying Proxy Statement contains information about participating in the 2022 Annual Meeting online. You will not be able to attend the 2022 Annual Meeting physically in person.

Items of business

At the 2022 Annual Meeting of Shareholders of Jones Lang LaSalle Incorporated (JLL or the Company), shareholders will be asked to vote on the following proposals:

1.

Election of the twelve Director nominees identified in the 2022 Proxy Statement;

2.

Approval, on an advisory basis, of our executive compensation (known as “say-on-pay”); and

3.

Ratification of the appointment of KPMG LLP as JLL’s independent registered public accounting firm for the year ending December 31, 2022.

In addition, we will transact any other business properly presented at the meeting, including any adjournment or postponement thereof, by or at the direction of the Board of Directors.

Other Important Information

You can vote if you were a shareholder of record at the close of business on Friday, April 1, 2022, or if you hold a proxy from such a shareholder. If you are eligible to vote at the virtual 2022 Annual Meeting you will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting via live audio webcast. Shareholders of record may also view the list of registered holders entitled to vote at our 2022 Annual Meeting on the virtual meeting website.

It is important that your shares be represented and voted at the 2022 Annual Meeting. You can vote your shares on the Internet, by telephone or by completing and returning your proxy or voting instruction card. Submitting your proxy by one of these methods will ensure your representation at the 2022 Annual Meeting regardless of whether you attend online.

More information about attending the 2022 Annual Meeting online and voting before and at the meeting is provided on the next page.

We will provide the Notice of Internet Availability of Proxy Materials, electronic delivery of the proxy materials or mailing of the 2022 Proxy Statement, the 2021 Annual Report on Form 10-K and a proxy card to shareholders beginning on or about April 15, 2022.

By Order of the Board of Directors

Global Chief Legal Officer and Corporate Secretary

April 15, 2022

Your Vote Matters: How to Vote
By phone	Online before the meeting	By mail	Online during the meeting
You can vote your shares by calling 1-800-690-6903 (toll-free in the U.S. and Canada).	Go to www.proxyvote.com and follow the instructions.	Complete, sign and date the proxy card, and return it in the enclosed postage pre-paid envelope.	Attend our annual meeting virtually by logging into the virtual annual meeting website and vote by following the instructions provided on the website.

jll.com	JLL ❘ 2022 Proxy Statement 2

Attending the 2022 Annual Meeting Webcast

You are entitled to attend the virtual 2022 Annual Meeting online only if you were a shareholder of record at the close of business on Friday, April 1, 2022—the Record Date— or you hold a valid proxy for the 2022 Annual Meeting.

We encourage you to log into the website and access the 2022 Annual Meeting webcast early. Online access to the 2022 Annual Meeting webcast at www.virtualshareholdermeeting.com/JLL22 will open at approximately 8:45 a.m., Central Time, on May 26, 2022.

Shareholders of Record (shares are registered in your name)

If you were a shareholder of record of JLL common stock at the close of business on the Record Date, you are eligible to attend the meeting, vote, change a prior vote, and submit questions. To access the meeting, visit www.virtualshareholdermeeting.com/JLL22 and follow the prompts, which will ask you to enter your 16-digit control number. The control number is shown in a box on your proxy card or, if applicable, shown in the Notice of Internet Availability of Proxy Materials.

Beneficial Shareholders (shares are held in the name of a bank, broker, or other institution)

If you were a beneficial shareholder of JLL common stock as of the Record Date (i.e., you hold your shares through a broker or other intermediary), you may submit your voting instructions through your broker or other intermediary. To access the meeting, visit www.virtualshareholdermeeting.com/JLL22 and use your 16-digit control number. You may vote your shares at the meeting or change a prior vote and submit questions. If you are a beneficial shareholder but do not have a control number, you may gain access to the meeting by contacting your broker or by following the instructions included with your proxy materials.

Asking Questions

If you are a shareholder of record or a beneficial shareholder, you may submit questions in writing during the meeting through the meeting portal at www.virtualshareholdermeeting.com/JLL22 using your 16-digit control number. We will attempt to answer as many questions as we can during the meeting. Similar questions on the same topic will be answered as a group. Questions related to individual shareholders will be answered separately by our shareholder relations team. Our replies to questions of general interest, including those we are unable to address during the meeting, will be published on our Investor Relations website after the meeting.

Control Number

Your 16-digit control number appears in a box on your proxy card, in our Notice of Internet Availability of Proxy Materials, or in the instructions that accompanied your proxy materials. If you do not have a 16-digit control number, you may gain access to the meeting by contacting your broker or by following the instructions included with your proxy materials.

Technical Support

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the phone number displayed on the virtual meeting website on the meeting date.

JLL ❘ 2022 Proxy Statement 3

Table of contents

Proxy Statement Summary	9
Corporate Governance	13
Proposal 1 - Election of Directors	14
How we select Directors	14
Summary of Board nominee experience and skills	15
Our 2022 Director nominees	16
Shareholder recommendations	20
Proxy access	20
Majority voting	20
Corporate governance principles and Board matters	20
Key governance documents and policies	20
Enhanced Board Oversight Over Environmental, Social, Legislative, Regulatory and Public Policy Matters	21
Director independence	21
Board leadership structure	21
Board committees	22
Annual Board self-assessments	24
The Board’s role in enterprise risk oversight	24
Shareholder engagement	25
Corporate sustainability	26
Communicating with our Board	26
Review and approval of transactions with interested persons	27
Prohibition on insider trading, pledging or hedging	27
Non-employee Director compensation	27
Executive officers	31
Executive Compensation	33
Proposal 2 - Advisory approval of executive compensation	34
Compensation discussion and analysis	34
Executive summary	35
How we make compensation decisions	38
Competitive assessment	39
2021 Base salary decisions	41
2021 GEB Long-Term Incentive Plan	45
Additional information	48
Compensation Committee report	49
Executive compensation tables	50
Security Ownership	61
Audit Matters	65
Proposal 3 – Ratification of appointment of independent registered public accounting firm	66
Additional Information	69
Questions and answers about our 2022 Annual Meeting and voting	70
Annexes	75
Annex A Reconciliation of GAAP and Non-GAAP Financial Measures	76
Annex B Pay ratio excluded employees	80

jll.com	JLL ❘ 2022 Proxy Statement 4

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About JLL

Our organizational purpose

We shape the future of real estate for a better world

Who we are

We are a world leader in real estate services, powered by an entrepreneurial spirit. We want the most ambitious clients to work with us, and the most ambitious people to work for us. It’s as simple as that.

We shape the future of real estate for a better world by using the most advanced technology to create rewarding opportunities, amazing spaces and sustainable real estate solutions for our clients, our people and our communities. We provide services for a broad range of clients who represent a wide variety of industries and are based in markets throughout the world.

JLL ❘ 2022 Proxy Statement 5

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What we do

To address the needs of real estate owners, occupiers and investors, we leverage our deep real estate expertise and experience to provide clients with a full range of the following services on a local, regional and global scale.

Leasing Full-service brokerage between tenants and landlords	Capital Markets Investment sales and acquisitions, debt placement, equity placement, and financing arrangements	Advisory, Consulting & Other Workplace strategy, technology services, valuations, consulting and advisory

Property & Facility Management Management and outsourcing of properties and real estate portfolios	Project & Development Services Design and management of real estate projects including fit-out services	LaSalle Real estate investment management

2021 Business highlights

Revenue	Fee Revenue*	Net Income attributable to common shareholders

$19.4 billion	$8.1 billion	$961.6 million
17% from 2020	32% from 2020	139% from 2020

People	Capital returned to shareholders	Investment-grade credit ratings

98,000	$343 million	BBB+
colleagues in 80 countries	via share repurchases	Standard & Poor’s Ratings Services
Baa1
Moody’s Investors Services

*

Fee Revenue is a non-GAAP financial measure, which is described in more detail in Annex A to this Proxy Statement. See Annex A to this Proxy Statement for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

jll.com	JLL ❘ 2022 Proxy Statement 6

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2021 Revenue Breakdown

Human capital

We maintain a human capital strategy that supports a diverse and inclusive workforce with equal opportunity and training and career advancement programs, strong benefits, incentives, well-being and health and safety.

Corporate sustainability

We partner with our stakeholders to drive innovative, impactful, sustainable change by embedding sustainability into everything we do. JLL’s most recent Global Sustainability Report is available on the Sustainability page of our website at https://www.us.jll.com/en/about-jll/our-sustainability-leadership. In the report you can find the latest information on JLL’s sustainability efforts including our Task Force for Climate-related Financial Disclosure reporting, our Sustainability Accounting Standards Board disclosures, progress with setting our Science-Based Targets, and progress against our global sustainability goals.

JLL ❘ 2022 Proxy Statement 7

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Awards and recognition

In 2021 and the beginning of 2022, we earned numerous awards and recognitions that reflect our commitment to sustainability, the quality of the services we provide to our clients, the integrity of our people, and our desirability as a place to work, including being named:

•

A member of the Bloomberg Gender-Equality Index, for the third consecutive year

•

A member of the Dow Jones Sustainability Index North America, for the sixth consecutive year

•

An Energy Star Sustained Excellence Award recipient, by the U.S. Environmental Protection Agency, for the tenth consecutive year

•

One of America’s Most Responsible Companies by Newsweek, for the third consecutive year

•

One of the World’s Most Ethical Companies by the Ethisphere Institute, every year since 2008

•

One of the World’s Most Admired Companies by Fortune Magazine, for the fifth consecutive year

•

A Best Place to Work for LGBTQ+ Equality by the Human Rights Campaign Foundation’s Corporate Equality Index, a benchmarking survey on corporate policies and practices related to LGBTQ workplace equality, receiving a perfect score, for the eighth consecutive year

•

One of America’s Best Employers for Diversity by Forbes, for the second consecutive year

•

A Military Friendly Employer by VIQTORY, for the fifth consecutive year

•

One of the Best Places to Work for Disability Inclusion by Disability:IN and the American Association of People with Disabilities, for the third consecutive year

•

A Wall Street Journal Management Top 250 company by the Drucker Institute, for the second consecutive year

jll.com	JLL ❘ 2022 Proxy Statement 8

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Proxy Statement Summary

This summary highlights certain information from this Proxy Statement and does not contain all the information that you should consider. You should read the entire Proxy Statement before voting your shares. For more complete information regarding JLL’s 2021 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2021.

When	Virtual Meeting	Record Date
Thursday, May 26, 2022 9:00 a.m., Central Time	Via live audio webcast at www.virtualshareholder meeting.com/JLL22	Shareholders as of April 1, 2022 are entitled to vote

Virtual meeting format

The 2022 Annual Meeting will be conducted online through a live audio webcast. We initially adopted a virtual meeting format during the first year of the COVID-19 pandemic and continue to believe that this practice facilitates stockholder attendance and enables stockholders to participate fully, equally, and safely from any location around the world, at no cost. The accompanying Proxy Statement contains information about attending the 2022 Annual Meeting online. You will not be able to attend the 2022 Annual Meeting physically in person.

Shareholder voting matters and recommendations

The following table summarizes the items that will be brought for a vote of our shareholders at the 2022 Annual Meeting, along with our voting recommendations.

Proposal	Vote Required to Adopt the Proposal	Board Recommends	Reasons for Recommendation	More Information
1. Election of the twelve nominees to serve one-year terms on our Board of Directors	Majority of votes cast with respect to each nominee	For each nominee	The Board believes the twelve Board nominees possess the skills, experience, and diversity to provide strong oversight for JLL’s long-term strategy and operations	See page 15
2. Approval, on an advisory basis, of our executive compensation (say-on-pay)	Majority of votes cast	For	Our executive compensation programs demonstrate our pay-for-performance philosophy and reflect the input of shareholders	See page 36
3. Ratification of the appointment of KPMG LLP as JLL’s independent registered public accounting firm for the year ending December 31, 2022	Majority of votes cast	For	Based on its assessment of KPMG LLP’s qualifications and performance, the Audit Committee believes that retaining KPMG LLP for fiscal year 2022 is in JLL’s best interests	See page 69

YOUR VOTE MATTERS: HOW TO VOTE
BY PHONE	ONLINE BEFORE THE MEETING	BY MAIL	ONLINE DURING THE MEETING
You can vote your shares by calling 1-800-690-6903 (toll-free in the U.S. and Canada).	Go to www.proxyvote.com and follow the instructions.	Complete, sign and date the proxy card, and return it in the enclosed postage pre-paid envelope.	Attend our annual meeting virtually by logging into the virtual annual meeting website and vote by following the instructions provided on the website.

JLL ❘ 2022 Proxy Statement 9

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Our 2022 Director nominees

Our current Board includes a diverse group of leaders in their respective fields. We believe their varied backgrounds, skills, and experience contribute to an effective and well-balanced Board that is able to provide valuable insight to, and effective oversight of, our senior executive team. Larry Quinlan is a first-time nominee for Director at the 2022 Annual Meeting. All the other nominees are currently serving on the Board, including Efrain Rivera, who joined the Board after our 2021 Annual Meeting. Sheila Penrose, who is a current Director, is stepping down as a Director when her term ends at the 2022 Annual Meeting. As a result of these changes, our Board of Directors will include 12 members, assuming all nominees are elected at the 2022 Annual Meeting. Proxies cannot be voted for a greater number of directors than the 12 nominees identified in this Proxy Statement.

The following table and the charts below provide summary information about each of our Director nominees. You can find more information about each Director’s background and experience beginning on page 16.

Name	Age	Director Since	Position	Independent	Audit	Compensation	Nominating, Governance and Sustainability
Hugo Bagué	61	2011	Former Group Executive, Organisational Resources, Rio Tinto plc	Yes			●
Matthew Carter, Jr.	61	2018	Chief Executive Officer, Aryaka Networks, Inc.	Yes	●
Samuel A. Di Piazza, Jr.	71	2015	Retired Global Chief Executive Officer, PricewaterhouseCoopers International Ltd.	Yes		●	●
Tina Ju	56	2021	Managing member of the general partner of KPCB China and TDF Capital	Yes	●		●
Bridget Macaskill	73	2016	Chairman of Cambridge Associates LLC and Former Non-Executive Chairman and Chief Executive Officer, First Eagle Holdings, Inc.	Yes	●		●
Deborah H. McAneny	63	2019	Former Executive Vice President, Structured and Alternative Investments, John Hancock Financial Services, Inc.	Yes		●	●
Siddharth (Bobby) Mehta	63	2019	Chairman of the Board, Former President and CEO, TransUnion	Yes	●	●	●
Jeetendra (Jeetu) I. Patel	50	2019	Executive Vice President & General Manager, Cisco Systems, Inc.	Yes	●		●
Ann Marie Petach	61	2015	Senior Advisor to the CFO of Google, Inc. and Retired Chief Financial Officer, BlackRock, Inc.	Yes			●
Larry Quinlan	59	First-time nominee	Former Global Chief Information Officer, Deloitte	Yes			●
Efrain Rivera	65	2021	Senior Vice President, Chief Financial Officer and Treasurer, Paychex, Inc.	Yes	●		●
Christian Ulbrich	55	2016	Chief Executive Officer and President, JLL	No
Chair ● Member

jll.com	JLL ❘ 2022 Proxy Statement 10

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Corporate governance highlights

JLL’s mission is to deliver exceptional strategic, fully-integrated services, best practices, and innovative solutions for real estate owners, occupiers, investors, and developers worldwide. In order to achieve our mission, we strive to establish and maintain an enterprise that will sustain itself over the long term for the benefit of all of our stakeholders, including clients, shareholders, employees, suppliers, and the communities in which we operate. Accordingly, we are committed to effective corporate governance that reflects best practices and the highest level of business ethics. That commitment, informed by feedback offered during our shareholder engagement efforts, has prompted us to adopt the corporate governance policies and practices summarized below.

Corporate governance policies and best practices

Board Practices
•

All non-executive Directors are independent (11 of 12 Board nominees at 2022 Annual Meeting are independent)

•

Separate non-executive Chairman of the Board and Chief Executive Officer roles

•

Annual Board and committee self-evaluation, including bi-annually by an outside facilitator

•

Highly diverse Board across gender, ethnicity, and experience

•

Regular evaluation of Director compensation

•

Significant engagement with employees, senior management, and clients, which takes place across our major offices globally

•

Directors not “over-boarded”

•

No perquisites to Board members

•

Board orientation/education program

•

Company Code of Business Ethics applicable to Directors

•

Policy requiring approval by the Nominating, Governance and Sustainability Committee of any related party transactions

•

Regular succession planning for both management and the Board

•

Compensation program for Directors with no separate meeting fees

•

Independent Directors meet without management present at each in-person meeting

•

Approximately 65% of base Board compensation is in JLL stock

Shareholder Practices	Other Best Practices
•

Annual election of Directors

•

Majority voting in Director elections

•

No poison pill in effect

•

Proxy access right

•

Process for shareholders to communicate with the Board

•

Active shareholder engagement

•

Right of shareholders owning 30% of outstanding shares to call a special meeting of shareholders for any purpose

•

Annual shareholder “say-on-pay” vote for executive compensation

•

Clawback policy

•

Stock ownership guidelines for Directors and executives

•

Policy against pledging and hedging JLL stock

•

Disclosure committee for financial reporting

•

Increasingly sophisticated integrated reporting and corporate sustainability reporting

•

Corporate compliance program

•

Policy against political contributions in the Company’s name

JLL ❘ 2022 Proxy Statement 11

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Components of our executive compensation program

Our executive compensation program for our Global Executive Board (GEB) consists of a mix of fixed and short- and long-term incentive compensation. We believe our compensation program enables us to attract and retain top-quality executives who are motivated to act in the best interests of our shareholders, clients, staff, and other stakeholders. Our primary focus is on long-term incentive compensation to align with shareholder interests, and our annual incentive plan is designed as a supplement to drive business objectives in the near term.

jll.com	JLL ❘ 2022 Proxy Statement 12

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Corporate
Governance

Proposal 1 - Election of Directors	14
How we select Directors	14
Summary of Board nominee experience and skills	15
Our 2022 Director nominees	16
Shareholder recommendations	20
Proxy access	20
Majority voting	20
Corporate governance principles and Board matters	20
Key governance documents and policies	20
Enhanced Board Oversight Over Environmental, Social, Legislative, Regulatory and Public Policy Matters	21
Director independence	21
Board leadership structure	21
Board meetings and attendance	22
Board committees	22
Director orientation and continuing education	23
Annual Board self-assessments	24
The Board’s role in enterprise risk oversight	24
The Board’s role in human capital oversight	24
The Board’s role in information and data security oversight	25
Shareholder engagement	25
Corporate sustainability	26
Communicating with our Board	26
Review and approval of transactions with interested persons	27
Prohibition on insider trading, pledging or hedging	27
Non-employee Director compensation	27
Executive officers	31

JLL ❘ 2022 Proxy Statement 13

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Proposal 1 - Election of Directors

Our Board is presenting 12 nominees for election as Directors at our 2022 Annual Meeting. With the exception of Larry Quinlan, each nominee currently serves as a Director. Mr. Rivera, who was appointed as a Director on October 1, 2021, and Mr. Quinlan, are both being presented as nominees for election as Directors for the first time. Mr. Rivera and Mr. Quinlan were both identified and recommended by independent third-party search firms.

Each Director elected will serve until the next annual meeting and until a successor is duly elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serving as a Director, if elected.

How we select Directors

Identifying and evaluating Director nominees

The Nominating, Governance and Sustainability Committee employs a variety of methods to identify and evaluate nominees for Director. Candidates may come to the attention of the Nominating, Governance and Sustainability Committee through Board members, JLL executives, shareholders, professional search firms or other sources. Efrain Rivera and Larry Quinlan were identified respectively by Heidrick & Struggles and Egon Zehnder, leading independent director-recruitment firms, retained by the Nominating, Governance and Sustainability Committee to identify and help evaluate Director candidates, as candidates possessing extensive experience and qualifications in key strategic and priority areas identified by the Nominating, Governance and Sustainability Committee for the new Director searches. The Nominating, Governance and Sustainability Committee regularly assesses the size of the Board and determines whether any vacancies are expected due to departures.

Director qualifications

Our Board has adopted a Statement of Qualifications for Members of the Board of Directors to outline the characteristics we seek in Board nominees. We believe JLL Directors should have demonstrated notable or significant achievements in business, education or public service; they should possess the acumen, education and experience to make a significant contribution to the Board; and they should bring a range of skills, diverse perspectives and backgrounds to the Board’s deliberations. Our Board believes that having directors of diverse backgrounds helps the Board better oversee our management and operations and assess risk and opportunities from a variety of perspectives.

Importantly, members of the Board must have the highest ethical standards, a strong sense of professionalism, and a dedication to serving the interests of all JLL shareholders. The Statement of Qualifications groups these desirable characteristics in three categories, as shown below. This year the Board amended the Statement of Qualifications to specifically include experience relating to environmental, social, legislative, regulatory and public policy matters and their impact on corporate governance.

To supplement the Statement of Qualifications, our Nominating, Governance and Sustainability Committee maintains an internal list of the more specific experiences and attributes that we want to have reflected on the Board. While we do not expect each Director to have all the desired experiences and attributes, we do seek to have them all represented on the Board as deeply as possible. When we are searching for a new Director, we strive to fill any relative gaps in the overall composition of the Board.

jll.com	JLL ❘ 2022 Proxy Statement 14

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Summary of characteristics

The following charts reflect various characteristics of our 2022 Director nominees. Our Directors’ ages, tenure, and diversity of background are well-distributed to create a balanced Board populated by individuals with years of experience working with JLL and our industry and individuals who bring fresh perspectives. All of our non-employee Directors are independent.

Summary of Board nominee experience and skills

In addition to the minimum qualifications that our Board believes are necessary for all Directors, the following chart highlights certain skills and experience that are relevant to our long-term strategy, and therefore relevant when considering candidates for election to our Board. A mark for an attribute indicates that the nominee gained the attribute through a current or prior position other than his or her service on the JLL Board. Our Board did not assign specific weights to any of these attributes or otherwise formally rate the level of a nominee’s attribute relative to the rating for any other potential nominee. The absence of a mark for an attribute does not necessarily mean that the nominee does not possess that attribute; it means only that when the Board considered that nominee in the overall context of the composition of our Board of Directors, that attribute was not a key factor in the determination to nominate that individual. Further information on each nominee’s qualifications and relevant experience is provided in the individual biographies that follow the chart.

Senior Leadership/CEO Experience
Finance/Accounting Experience
Risk Management Experience
Technology/Cybersecurity/Innovation Experience
Real Estate Industry Experience
Global Business Experience
Human Capital Management Experience
Public Company Board Experience

JLL ❘ 2022 Proxy Statement 15

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Our 2022 Director nominees

A biography of each Director nominee, current as of April 1, 2022, appears below. Efrain Rivera, who was appointed as a Director on October 1, 2021, and Larry Quinlan are first-time nominees as Directors at the 2022 Annual Meeting. Sheila Penrose, who is a current Director, is stepping down as a Director when her term ends at the 2022 Annual Meeting.

Hugo Bagué Age: 61 Director since 2011 Committees: Compensation (Chair) Nominating, Governance and Sustainability

Professional, Leadership and Service Experience

Mr. Bagué is currently the Executive Director of Milvusmilvus Consulting GmbH, a consultancy company that he owns and runs. From 2007 until 2017, Mr. Bagué was Organisational Resources Group Executive for Rio Tinto plc, a leading international mining and metals group.

Skills and Attributes

Mr. Bagué brings significant experience with employee relations, communications, safety, information technology and compensation issues, as well as perspectives on public relations, procurement, information systems and corporate sustainability. His work for other multi-national companies provides insights into operating within different cultures, business environments and legal systems, including both Continental Europe and emerging markets, and also within the technology and healthcare industries, both of which are important to JLL’s future growth strategy.

Matthew Carter, Jr. Age: 61 Director since November 2018 Committees: Audit Nominating, Governance and Sustainability (Chair)

Professional, Leadership and Service Experience

Mr. Carter is the Chief Executive Officer of Aryaka Networks, Inc., a leading provider of cloud and on-premises network applications. From 2015 to 2017, he served as President and Chief Executive Officer of Inteliquent, Inc., which provides wholesale voice services for carriers and service providers. Prior to that role, Mr. Carter held various positions at Sprint Corporation from 2006 to 2015, including President of Enterprise Solutions, Sprint’s $14 billion global communications technology business unit. He previously served as a director of Apollo Education Group, Inc., a provider of higher education programs.

Skills and Attributes

Mr. Carter brings significant corporate leadership, brand management and technology experience, drawing from his executive roles at several large companies. His service on other boards enhances our capabilities in the areas of management oversight, corporate governance and board dynamics.

Other Public Company Boards

Current: NRG Energy, Inc., an integrated power company (since 2018). Prior within last five years: USG Corporation, a manufacturer of construction materials (2012-2018), Inteliquent, Inc., provider of voice telecommunications services (2015-2017).

Samuel A. Di Piazza, Jr. Age: 71 Director since 2015 Committees: Compensation Nominating, Governance and Sustainability

Professional, Leadership and Service Experience

Mr. Di Piazza retired as Global Chief Executive Officer of PricewaterhouseCoopers International Ltd. (PwC) in 2009, after eight years of leading the largest professional services firm in the world. During his 36-year career at PwC, he led the company as Chairman and Senior Partner, the Americas Tax Practice, and was a member of the Global Leadership Team. After retiring from PwC, Mr. Di Piazza joined Citigroup, Inc., where he served as Vice Chairman of the Global Corporate and Investment Bank from 2011 until 2014. Mr. Di Piazza served as the Chairman of the Board of Trustees of The Mayo Clinic from 2014 until 2021. He is also a former Trustee of the World Economic Forum.

Skills and Attributes

Mr. Di Piazza brings to the Board valuable insights and perspective regarding the management of a multi-cultural, complex organization providing services to diverse client types across the globe. Mr. Di Piazza also brings significant accounting experience, including managing a tax practice and as part of standards-setting organizations. His service on the boards of other highly sophisticated organizations provides additional governance perspectives and experience with critical business issues, including cybersecurity.

Other Public Company Boards

Current: AT&T (since 2015), ProAssurance, Inc., a property and casualty insurance company (since 2014), Regions Financial Corporation, a bank and financial services company (since 2016). Mr. Di Piazza has notified the Board that he will join the Warner Bros. Discovery Board (as Board Chair) and simultaneously resign from his position on the AT&T Board of Directors following the close of the merger between WarnerMedia with Discovery, Inc. which is expected in the second quarter of 2022.

 Audit    Compensation    Nominating, Governance and Sustainability    Chair

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Tina Ju Age: 56 Director since 2021 Committees: Audit Nominating, Governance and Sustainability

Professional, Leadership and Service Experience

Ms. Ju is a founding and managing partner of KPCB China and TDF Capital, and currently a managing member of the general partner of both funds. She has more than 25 years of experience in venture capital, investment banking and operations. Ms. Ju began her venture capital career in 1999. She co-founded VTDF China in 2000 and KPCB China in 2007. Earlier in her career, Ms. Ju spent 10 years in investment banking including Deutsche Bank as the head of TMT and Transport Asia, Merrill Lynch as head of Asia Technology and Corporate Finance Team, and Goldman Sachs. Ms. Ju currently serves as a director on the board of various private companies. She is a member of the Global Leadership Council for Oxford Saïd Business School. Ms. Ju received a bachelor’s degree in industrial engineering and operations research from UC Berkeley and an MBA from Harvard Business School.

Skills and Attributes

Ms. Ju brings her extensive experience in venture capital, investment banking and operations. Ms. Ju’s abilities to identify, engage and support some of China’s most accomplished entrepreneurs and successful enterprises are invaluable as we continue our focus on the future growth potential in Asia, and particularly China.

Other Public Company Boards

Current: Yiren Digital Ltd., a leading fintech company in China providing consumers with both credit and wealth management solutions (since 2015).

Bridget Macaskill Age: 73 Director since 2016 Committees: Audit Nominating, Governance and Sustainability

Professional, Leadership and Service Experience

Ms. Macaskill currently serves as Chairman of Cambridge Associates LLC, a global investment firm. Until July 2019, she was the Non-Executive Chairman and, prior to that, the President and Chief Executive Officer, of First Eagle Holdings, Inc., a global investment firm, which she joined in 2009. Prior to joining First Eagle, Ms. Macaskill served as Chief Operating Officer, President, Chief Executive Officer and Chairman of Oppenheimer Funds, Inc., where she is recognized for creating the Oppenheimer Funds’ Women & Investing program, dedicated to educating American women about the need to take charge of their personal finances. Ms. Macaskill has served on a number of public company and not-for-profit boards. She is currently on the board of Close Brothers plc, a merchant banking firm, and served on the board of Jupiter Fund Management plc until May 2020.

Skills and Attributes

Ms. Macaskill brings her experience in investment management, finance, accounting, shareholder relations, leadership, enterprise risk management, compliance, and operations within a highly regulated industry. Ms. Macaskill also brings experience in corporate social responsibility and diversity. Additionally, Ms. Macaskill brings perspectives on the English government and economy.

Deborah H. McAneny Age: 63 Director since 2019 Committees: Compensation Nominating, Governance and Sustainability

Professional, Leadership and Service Experience

Ms. McAneny served in various roles at John Hancock Financial Services for over 20 years, including most recently as Executive Vice President for Structured and Alternative Investments. Following that, she was the Chief Operating Officer of Benchmark Assisted Living, LLC from 2006 to 2009. Ms. McAneny served on the board of directors of HFF, Inc., a leading capital markets advisor, from 2007 until July 2019 when the company was acquired by JLL. She is also on the board of the University of Vermont Foundation and formerly served as trustee and chair of the board of the University of Vermont.

Skills and Attributes

Ms. McAneny brings her extensive board experience, senior management expertise and significant familiarity with our business and industry, as well as particular knowledge of the Capital Markets business.

Other Public Company Boards

Current: KKR Real Estate Finance Trust, a real estate finance company (since 2017), RREEF Property Trust, Inc., a non-traded REIT (since 2012), First Eagle Alternative Capital BDC, Inc. (f/k/a THL Credit Inc.), a business development company (since 2015). Prior within last five years: HFF, Inc. (2007–2019).

Siddharth (Bobby) Mehta Age: 63 Director since 2019 Chairman of the Board since July 2020 Committees: Audit Nominating, Governance and Sustainability Compensation

Professional, Leadership and Service Experience

Mr. Mehta was the former President and Chief Executive Officer of TransUnion, a global provider of credit information and risk management solutions, from 2007 to 2012. From 1998 to 2007, Mr. Mehta held a variety of positions with HSBC Finance Corporation and HSBC North America Holdings, including Chief Executive Officer of HSBC North America Holdings and Chief Executive Officer of HSBC Finance Corporation. Prior to that, he was Senior Vice-President at The Boston Consulting Group and led their North American Financial Services Practice. Mr. Mehta also serves on several not-for-profit boards, including the Field Museum and the Chicago Public Education Fund.

Skills and Attributes

Mr. Mehta brings chief executive and senior management expertise in the financial services industry, including in banking and the credit markets. He enhances our marketing, brand management, technology and strategic experience.

Other Public Company Boards

Current: The Allstate Corporation (since 2014), Northern Trust Corporation (since 2019). Prior within last five years: TransUnion (2013-2021), Piramal Enterprises Ltd., a global business conglomerate (2013-2020).

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Jeetendra (Jeetu) I. Patel Age: 50 Director since 2019 Committees: Audit Nominating, Governance and Sustainability

Professional, Leadership and Service Experience

Mr. Patel is Executive Vice President & General Manager, Security and Collaboration, of Cisco Systems, Inc., where he joined in June 2020. From 2017 to 2020, he was the Chief Product Officer and Chief Strategy Officer at Box, Inc., a leading enterprise cloud content management platform. From 2015 to 2017, Mr. Patel was the Chief Strategy Officer and SVP of Platform at Box, Inc., where he led the creation of the Box Platform business unit, overseeing product strategy, marketing and developer relations. Before joining Box, Inc., from 2010 to 2015, Mr. Patel was General Manager and Chief Executive of the Syncplicity business unit of EMC Corporation, a developer and seller of data storage and data management hardware and software.

Skills and Attributes

Mr. Patel brings chief executive and senior management expertise, together with product and engineering management skills, marketing, brand management, strategic and strong technology experience. Moreover, he brings decades of expertise accelerating fast-growing, established and start up business models in highly competitive markets.

Ann Marie Petach Age: 61 Director since 2015 Committees: Audit (Chair) Nominating, Governance and Sustainability

Professional, Leadership and Service Experience

Since October 2015, Ms. Petach has been in a full-time position as Senior Advisor to the CFO at Google, Inc. From 2007 until 2014, Ms. Petach was a senior leader at BlackRock, Inc., the world’s largest investment management firm, most recently as co-head of U.S. Client Solutions and prior to that as Chief Financial Officer. She has served on a number of boards for BlackRock-related entities and continues to serve as a director of BlackRock Institutional Trust Company.

Skills and Attributes

Ms. Petach brings strategic and operational perspectives, including with respect to client relationships, compliance and risk management, and the deployment of capital. She also brings financial acumen within the international arena, including with respect to currency exchange matters and relationships with banks and investment banks. Moreover, she has experience with corporate disclosure and investor relations that inform our Board’s oversight of the securities regulatory aspects of a public company and engagement with shareholders.

Larry Quinlan Age: 59 First-time Director Nominee Committees: Nominating, Governance and Sustainability

Professional, Leadership and Service Experience

Mr. Quinlan was the former Global Chief Information Officer of Deloitte, LLP, a professional services firm, where he was responsible for all facets of Deloitte’s technology strategy and operations and oversaw more than 10,000 IT professionals in 175 countries. Mr. Quinlan spent 33 years at Deloitte (1988-2021), where he led Deloitte’s global implementations of ERP & CRM systems, including some of the world’s largest SAP and Salesforce platforms leveraging data analytics, cloud hosting, and collaboration technologies from AWS, Microsoft, Google, Oracle, and ServiceNow. In addition to his CIO role (2010-2021), Mr. Quinlan drove significant revenue leading Deloitte services to Fortune 500 global clients in the hospitality and technology sectors and advised company boards and CEOs on a wide range of IT, cybersecurity, and digital strategic priorities. Mr. Quinlan serves on the non-profit boards of KIPP Charter Schools Miami, and Easterseals South Florida. He also is passionate about improving opportunities in underserved communities. Together with other CIOs, Mr. Quinlan founded The TechPACT, an organization committed to bridging the digital divide.

Skills and Attributes

Mr. Quinlan brings deep expertise across every facet of the digital and technology transformation journey. Mr. Quinlan’s extensive leadership experience in digital and technology strategy and operations, and cybersecurity, will be invaluable as we continue to grow our technology focused JLL Technologies business and support our clients’ technological business needs.

Other Public Company Boards

Current: ServiceNow, a leading cloud digital workflow company (since 2021).

Efrain Rivera Age: 65 Director since 2021 Committees: Audit Nominating, Governance and Sustainability

Professional, Leadership and Service Experience

Mr. Rivera is currently Senior Vice President, Chief Financial Officer and Treasurer of Paychex, Inc., a leading provider of integrated human capital management solutions. Previously, Mr. Rivera worked for Bausch & Lomb, a global eye health company, where he held senior management positions, including Chief Financial Officer. Mr. Rivera has also served in higher education administration and in the Civil Division of the U.S. Department of Justice. Mr. Rivera holds a Doctorate in Management from Case Western Reserve University, an MBA from the University of Rochester, a J.D. degree from New York University, and a B.S. from Houghton College. Mr. Rivera is a Certified Management Accountant (CMA) and Certified in Financial Management (CFM).

Skills and Attributes

Mr. Rivera brings significant global experience in finance and operations, drawing from his executive roles at large multinational companies. His prior finance and management experience enhances our Board’s oversight of strategic development activities, evaluation of M&A opportunities and succession planning.

 Audit    Compensation    Nominating, Governance and Sustainability    Chair

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Christian Ulbrich Age: 55 Director since 2016 Committees: None

Professional, Leadership and Service Experience

Mr. Ulbrich has been the Chief Executive Officer and President of JLL since October 2016. He is also the Chairman of our GEB. From June 2016 through September 2016, Mr. Ulbrich was President of JLL, having previously served as the Chief Executive Officer for our Europe, Middle East and Africa (EMEA) business segment since 2009. Mr. Ulbrich has been a member of the Supervisory Board of Vonovia SE, Europe’s largest residential real estate company, since 2014.

Skills and Attributes

Our Board benefits from Mr. Ulbrich’s 16 years of experience at JLL, seven of which were as the CEO of our EMEA business, and as a member of our GEB—particularly with respect to strategy, operations, the nature of our business and geographies and our client relationships, as well as his experience managing an integrated business in a multi-cultural environment. His previous chief executive and other management roles with financial institutions provide important perspectives on organizational leadership and on client needs and perspectives. Mr. Ulbrich’s current service on the board of a major German public company, Vonovia SE, contributes comparative insights on corporate governance and organization.

The Board recommends a vote FOR the election of each of these nominees as Directors.

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Shareholder recommendations

Any shareholder recommendations for individuals to be considered as potential nominees must be in writing and should include the candidate’s name, age, business address, principal occupation and qualifications for Board membership, as well as evidence the proposed nominee consents to serve as a Director if elected. All candidates recommended by shareholders will be considered in the same manner as any other candidate. For more information, see “What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as Directors?” on page 76.

Proxy access

Our “Proxy Access for Director Nominations” bylaw permits a shareholder, or a group of up to 20 shareholders, owning at least 3% of JLL’s outstanding common stock continuously for at least three years, to nominate and include in our proxy materials one or more Director nominees, constituting up to two individuals or 20% of the Board (whichever is greater). Shareholders who wish to nominate a candidate to be included in our proxy materials should review all the requirements prescribed by Article III, Section 15 of JLL’s Bylaws, which are available on the Investor Relations page of our website at www.ir.jll.com. For more information, see “What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as Directors?” on page 76.

Majority voting

In an uncontested election (where the number of board seats equals the number up for election), each Director is elected by a majority of the votes cast with respect to the Director at any meeting at which a quorum is present. A majority of the votes cast means that the number of shares voted “for” a Director must exceed the number of votes cast “against” that Director (with abstentions and broker non-votes not counted as votes cast). In the event of a contested election, Directors will be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of Directors.

In the event an incumbent Director fails to receive a majority of the votes cast in an uncontested election, such Director must promptly tender a resignation to the Board. The Nominating, Governance and Sustainability Committee (or another committee designated by the Board) must make a recommendation to the Board whether to accept or reject such resignation, or whether other action should be taken. The Board must act on the resignation, taking into account the Nominating, Governance and Sustainability Committee’s recommendation, and publicly disclose its decision (and, if such resignation is rejected, the rationale behind the decision) within 90 days following certification of the election results. The Nominating, Governance and Sustainability Committee in making its recommendations, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The Director who tenders a resignation will not participate in these deliberations. If such incumbent Director’s resignation is not accepted by the Board, the Director will continue to serve until the next annual meeting and until a successor is duly elected, or his or her earlier resignation or removal.

If an incumbent Director’s resignation is accepted by the Board, or if a non-incumbent nominee for Director is not elected, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board.

Corporate governance principles and Board matters

Key governance documents and policies

We maintain a corporate governance section on the Investor Relations page of our website at www.ir.jll.com, where you can find:

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our Articles of Incorporation and our Bylaws;

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our Corporate Governance Guidelines;

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charters for each of our Audit, Nominating, Governance and Sustainability, and Compensation Committees;

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the Statement of Qualifications for Members of the Board of Directors;

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the complaint procedure for auditing and accounting matters; and

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our Code of Business Ethics.

We will make any of this information available in print to any shareholder who requests it by writing to our Corporate Secretary at Jones Lang LaSalle Incorporated, 200 East Randolph Drive, Chicago, Illinois 60601.

The Board regularly reviews corporate governance developments and modifies our Bylaws, Corporate Governance Guidelines and committee charters accordingly. Our Code of Business Ethics applies to all employees, including all our executive officers and Directors.

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Enhanced Board Oversight Over Environmental, Social, Legislative, Regulatory and Public Policy Matters

In March 2022, in furtherance of JLL’s commitment to corporate sustainability, the Board adopted an amended Charter of the Nominating and Governance Committee which added Sustainability as part of the Committee’s purpose. In addition, the Nominating and Governance Committee was renamed to the Nominating, Governance, and Sustainability Committee to more accurately align with its responsibility to assist the Board in overseeing the Company’s policies and programs and related risks to the Company that concern certain environmental, social, legislative, regulatory and public policy matters (ESG). The Nominating, Governance and Sustainability Committee is also assigned the following responsibilities:

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Review and discuss and bring to the attention of the Board current and emerging ESG and sustainability policy trends that could impact JLL’s business operations, performance, and reputation;

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Review and discuss JLL’s implementation of procedures for identifying, assessing, monitoring and managing ESG and sustainability risks related to JLL’s business;

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Review and discuss JLL’s integration of ESG and sustainability policies, practices and goals into its business strategy and decision-making;

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Review JLL’s sustainability program and goals and JLL’s progress toward achieving those goals; and

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Review in advance and discuss JLL’s voluntary ESG and sustainability reporting.

Director independence

Our Corporate Governance Guidelines provide that a majority of our Directors must be independent. For a Director to be considered independent, the Board must determine that the Director does not have any direct or indirect material relationship with JLL and meets all additional criteria for independence established by the New York Stock Exchange (NYSE). The Board has determined that all of our Directors are independent except Mr. Ulbrich, our Chief Executive Officer. All the members of the Board’s three standing committees are independent.

In connection with the independence determinations for each of our non-employee Directors, the Board considered transactions and relationships between each Director, or any member of his or her immediate family, and JLL and its subsidiaries and affiliates. The Board also considered whether there were any transactions or relationships between JLL and a Director, or any member of his or her immediate family (or any entity in which a Director or any immediate family member is an executive officer, general partner, or significant equity holder). Ultimately, the Board concluded that the transactions considered were routine and normal, and that no Director derived a material benefit from the transactions. None of these transactions was considered a material relationship that impacted a Director’s independence. In particular, in determining that Ms. Petach is independent, the Board considered her service as director of certain companies affiliated with BlackRock, Inc., which companies collectively constitute a significant shareholder of JLL. The Board determined that these relationships do not compromise Ms. Petach’s independence. Further, we have implemented procedures, to which BlackRock has agreed, to avoid conflicts of interest with respect to information regarding JLL.

Board leadership structure

Our leadership structure separates our Chief Executive Officer and Chairman of the Board positions. We believe this approach is useful and appropriate for a complex and global organization such as ours, as it provides independent Board leadership and engagement while allowing our Chief Executive Officer to focus on his primary responsibility for managing JLL’s day-to-day operations.

Mr. Mehta, a non-employee Director, has served in the Chairman role since July 2020.

The duties of the Chairman of the Board include the following:

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Chair Board meetings and encourage constructive engagement and open communications;

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Preside over regularly-scheduled executive sessions of our non-employee Directors;

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Coordinate the activities of, and facilitate communications among, our non-employee Directors;

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Chair our annual shareholders’ meetings;

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Establish each Board meeting agenda, consulting with the Chief Executive Officer and the Global Chief Legal Officer, and ensure that the agenda and materials are complete and timely and address the key priorities;

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Represent JLL with clients and shareholders as required;

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Act as a mentor and confidant to the Chief Executive Officer in support of his successful performance, attend internal company meetings as required, and encourage direct communications between the Chief Executive Officer and individual members of the Board; and

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Maintain regular and open dialogue with Board members between meetings.

The Board has determined that each person who serves as Chairman of the Board, if that person is independent, will automatically also serve as a member of each of the Board’s committees.

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Board meetings and attendance

The full Board held 10 meetings during 2021. Each Director attended, in aggregate, at least 75% of all meetings of the Board and of any committee on which such Director served during the periods in which such Director served. Our non-employee Directors meet in executive session without management participation, either before or after every Board meeting. The Chairman of the Board presides over these executive sessions.

We strongly encourage all Board members to attend the annual meeting of shareholders each year. All of our Directors on the Board at the time were present at our 2021 Annual Meeting of Shareholders. Due to the COVID-19 pandemic, all meetings in 2021, including the 2021 Annual Meeting of Shareholders, were held by videoconference.

Board committees

The Board has established the Audit, Nominating, Governance and Sustainability, and Compensation Committees to assist it in discharging its responsibilities. The members and number of meetings for each of these committees in 2021 and their primary responsibilities are listed below. In March 2022, the Nominating and Governance Committee of the Board amended its Charter to include oversight of our policies and programs and related risks to JLL that concern certain environmental, social, legislative, regulatory and public policy matters. A complete list of the responsibilities of each committee can be found in the committee charters, which are available in the corporate governance section on the Investor Relations page of our website at www.ir.jll.com.

All members of the Audit, Nominating, Governance and Sustainability, and Compensation Committees are non-employee Directors who are independent under NYSE listing standards, JLL’s Corporate Governance Guidelines, and applicable rules under the Securities Exchange Act of 1934 Act (the 1934 Act).

Audit Committee

Members*	The Audit Committee acts on behalf of the Board to monitor

Ann Marie Petach (Chair)

Matthew Carter, Jr.

Tina Ju

Bridget Macaskill

Siddharth (Bobby) Mehta

Jeetendra (Jeetu) I. Patel

Efrain Rivera

Number of Meetings in 2021: 9

98% attendance by all members

*Efrain Rivera was a member of the Audit Committee beginning in October 2021

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the integrity of JLL’s financial statements,

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the qualification, independence and performance of JLL’s independent registered public accounting firm,

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the performance of our internal audit function; and

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our compliance with certain legal and regulatory requirements.

See also the “Audit Committee Report” on page 70.

Our Board has determined that each member of our Audit Committee is “financially literate” as required by the NYSE. Our Board has also determined that Ms. Petach is an “audit committee financial expert” as defined by SEC rule.

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Compensation Committee

Members*	The Compensation Committee acts on behalf of the Board to

Hugo Bagué (Chair)

Samuel A. Di Piazza, Jr.

Deborah H. McAneny

Siddharth (Bobby) Mehta

Sheila A. Penrose

Number of Meetings in 2021: 6

100% attendance by all members

*Tina Ju was a member of the Compensation Committee through December 2021

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formulate, evaluate and approve the compensation of JLL’s GEB,

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oversee all compensation programs involving the use of JLL common stock; and

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approve performance goals for our GEB incentive compensation programs and review the extent to which those performance goals have been achieved at the end of each performance period.

See also the “Compensation Committee Report” on page 51.

The Board has determined that all Compensation Committee members are independent within the meaning of NYSE rules, including the heightened independence criteria for Compensation Committee members. All are “non-employee” directors under SEC rules and outsider directors under the Internal Revenue Code.

Compensation Committee interlocks and insider participation

There are no Compensation Committee interlocks, and there is no insider participation on the Compensation Committee. Certain executive leaders attend meetings of the Compensation Committee in order to present information and answer questions.

Nominating, Governance and Sustainability Committee

Members	The Nominating, Governance and Sustainability Committee acts on behalf of the Board to
As a policy matter, all of our non-employee Directors are automatically members of this committee. Mr. Carter serves as Chair. Number of Meetings in 2021: 4 100% attendance by all members
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identify and recommend qualified candidates to be Director nominees and to fill vacancies on the Board occurring between annual meetings,

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recommend Directors to serve on each Board committee,

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develop and recommend the Corporate Governance Guidelines,

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oversee JLL’s policies and programs and related risks to JLL that concern certain environmental, social, legislative, regulatory and public policy matters; and

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lead the annual review of the Board’s performance.

The term of Sheila Penrose is expiring at the 2022 Annual Meeting, and she is not standing for reelection. Accordingly, Ms. Penrose will cease to serve on the above-mentioned committees upon the expiration of her term at the 2022 Annual Meeting.

Director orientation and continuing education

We provide new Directors with an initial orientation about JLL, including our business operations, strategy, code of ethics and policies, including those with regard to sustainability, integrated reporting, tax, audit, financial reporting, talent, reward, and governance.

All of our Directors have access to resources and ongoing educational opportunities to help them stay current about developments in corporate governance and critical issues relating to the operation of public company boards and their committees.

We actively participate in various professional organizations that provide training opportunities and information about best practices in corporate governance and business ethics.

Our Directors also visit company offices in different cities as part of regularly scheduled Board meetings. These visits typically include sessions with management, staff and clients.

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Annual Board self-assessments

Our Board annually conducts a process, including a self-assessment, to determine whether it and its committees are functioning effectively and how they might enhance their effectiveness. Our Board evaluation process alternates each year.

The Board’s role in enterprise risk oversight

Successful management of our enterprise risks is critical to JLL’s long-term sustainability. Management is responsible for identifying and mitigating JLL’s enterprise risks, but the Board and its committees take active roles in overseeing that effort. In particular, the Board focuses on substantive aspects of management’s evaluation of enterprise risks and the efforts management is taking to avoid and mitigate them, including with respect to cybersecurity.

The Audit Committee focuses on the process management follows to continuously identify enterprise risks and monitors the mitigation efforts management has established. The Audit Committee annually discusses with management the process that has been followed in order to establish an enterprise risk management report. This report reflects the then-current most significant enterprise risks that management believes JLL faces, the efforts’ management is taking to avoid or mitigate the identified risks, and how our internal audit function proposes to align its activities to mitigate the identified enterprise risks.

The Compensation Committee monitors and discusses with management those risks that are inherent in our compensation programs. As a regular part of its deliberations, the Compensation Committee considers how the structure of our compensation programs will affect risk-taking, and the extent to which those programs drive alignment with JLL’s long-term success and the interests of our shareholders. The Compensation Committee comments on this aspect of our compensation program under “How we make compensation decisions” on page 40.

The Nominating, Governance and Sustainability Committee monitors and discusses with management those risks that are inherent in our corporate governance and compliance programs. In the normal course of its activities, our Nominating, Governance and Sustainability Committee reviews emerging best practices in corporate governance and stays abreast of changes in laws and regulations that affect the way we manage the organization.

The Board’s role in human capital oversight

The Board exercises active oversight over our overall human capital management process, including diversity and inclusion, training and development, well-being and health and safety. The Board also oversees the work of its Compensation Committee in developing corporate policies and frameworks designed to attract, retain, engage, and develop a workforce that aligns with our values and organizational purpose.

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The Board’s role in information and data security oversight

Our Board of Directors oversees the Company’s Information Security Program. In order to respond to the threat of security breaches and cyberattacks, we have developed a program, overseen by the Company’s Global Chief Information Officer, that is designed to protect and preserve the confidentiality, integrity and continued availability of all information owned by, or in the care of, the Company. We maintain a cyber incident response plan that includes controls and procedures for timely and accurate reporting of any material cybersecurity incident and an information security training program for employees who have access to Company or client related sensitive or personal information. JLL also maintains a cyber risk insurance policy. We have experienced various types of cyber-attack incidents, which to-date have been contained and have not been material to us as a whole. The Audit Committee, which is tasked with oversight of certain risk issues, including cybersecurity, receives quarterly reports from the Global Chief Information Officer and Chief Information Security Officer, and the quarterly reports also are shared with the full Board. The Audit Committee regularly briefs the full Board of Directors on these matters, and the full Board also receives periodic briefings regarding our Information Security Program and cyber threats in order to enhance our directors’ literacy on cyber issues.

Shareholder engagement

Why we engage

Shareholder engagement is a core JLL practice that is a significant part of our ongoing dialogue with our stakeholders to ensure that existing and potential investors understand our key decisions and that we understand their priorities.

Key topics of engagement

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Global business strategy and performance

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Corporate governance

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Human capital management and executive compensation

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ESG matters

2021 investor outreach

Our investor engagement initiatives occur year-round. During 2021, JLL provided institutional investors with a wide variety of opportunities to provide feedback through different channels including through our:

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Investor Outreach Program: Outreach to our top 10 investors, representing holders of approximately 55% of our shares. Our Chairman participated in engagements with several large shareholders.

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Meetings & Conferences: More than 300 one-on-one investor meetings and calls, reaching holders of approximately 40% of our shares and participation in four industry conferences.

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Webcasts: Management hosted three webcasts to provide updates on key developments across business lines including JLL’s global sustainability framework, development goals, and progress to date.

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Corporate sustainability

We partner with our stakeholders to drive innovative, impactful, sustainable change by embedding sustainability into everything we do. Sustainability facilitates our ability to deliver long-term value to our shareholders, create productive, healthy spaces for our clients and employees, and energize our communities.

We’ve already achieved much to be proud of, but our vision is to do more to embed sustainability across the whole business and deliver our purpose to shape the future of real estate for a better world.

Our purpose has deep roots in our identity and history, and is the guiding principle informing our sustainability program. We partner with our stakeholders to deliver sustainability through:

Key issue	Climate action for sustainable real estate	Healthy spaces for all people	Inclusive places for thriving communities

Definition	We take urgent climate action that accelerates the transition to net zero, enhances performance, mitigates risks and helps shape a better world	We create safe and healthy spaces that promote productivity, wellbeing and sustainability	We provide fair and inclusive places that create positive social impact and equal opportunities

Our market position enables us to take actions that contribute to a better world. In so doing, we demonstrate our responsibility as an organization, bring our purpose to life, add value to our brand, and use our position to attract and retain talent.

Sustainability matters to our clients for many of the same reasons it matters to us. They want to enhance the value of their real estate assets and drive operational efficiencies and cost savings. They also seek to attract and retain a productive, healthy and diverse workforce and achieve positive impacts in their communities. Like JLL, many of our clients have their own sustainability goals and are seeking partners who can help them achieve their objectives.

With JLL managing 5 billion square feet of space globally for our clients — approximately 1100x the square footage that we ourselves occupy — our greatest opportunity for impact is with and through our clients.

Our expertise addresses the entire lifecycle of a building and human experience, from design and planning of buildings through to construction, occupation, management, refurbishment and exit. We offer advice on how sustainability considerations can be embedded at each of these stages to maximize value. JLL’s sustainability professionals provide market-leading solutions to make our buildings smart, healthy and productive. And through LaSalle, with its ESG best practices, we enhance the performance of our clients’ investments.

Refer to our annual Global Sustainability Report for more detailed research, case studies and information, including JLL’s commitment to net-zero carbon operations for our leased offices and updates on progress toward achieving our broader net-zero emissions target, which was certified to the new Net-Zero Standard by the Science Based Target initiative (SBTi) in 2021.

Communicating with our Board

We value the continued interest of and feedback from our shareholders and other parties, and we are committed to maintaining our active dialogue with you. Shareholders and other interested parties may communicate directly with our Board of Directors by email or regular mail. If you wish to communicate only with our non-employee Directors, or with a particular Director individually, please so note in your communication.

By email boardofdirectors@jll.com Corporate Secretary will forward to all Directors	By mail Jones Lang LaSalle Incorporated c/o Corporate Secretary 200 East Randolph Drive Chicago, Illinois 60601 Corporate Secretary will forward unopened to the intended recipient(s)

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Review and approval of transactions with interested persons

We have adopted a conflict of interest policy as part of JLL’s Code of Business Ethics, which sets forth our expectation that all Directors, executive officers and JLL employees will make business decisions and take actions based upon JLL’s best interests rather than personal relationships or benefits.

The Board has also adopted a formal written policy requiring the review and approval of any transaction, arrangement or relationship (or any series of similar transactions, arrangements, or relationships) (1) that involves a potential corporate opportunity or in which we were, are, or will be a participant, (2) where the amount involved exceeds $120,000, and (3) in which any of the following persons had, has or will have a direct or indirect material interest:

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A Director, nominee for Director or executive officer;

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Any beneficial owner of more than 5% of any class of our voting securities;

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Any immediate family member of the foregoing persons; and

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Any entity in which any of the foregoing persons has a substantial ownership interest or control.

Prohibition on insider trading, pledging or hedging

Our insider trading policy provides that all Directors, members of our GEB, selected senior leaders, and members of their immediate families must pre-clear all trades in JLL stock with our Global Chief Legal Officer, and they, together with other designated employees, may not trade during designated “blackout periods” (except under approved SEC Rule 10b5-1 trading plans).

Our insider trading policy prohibits our Directors, employees, and their immediate family members, from engaging in shorts sales and transactions in derivatives of JLL stock, pledging JLL stock as collateral and holding JLL stock in margin accounts. Our insider trading policy strongly discourages our Directors, employees, and their immediate family members, from engaging in hedging or monetization transactions designed to offset decreases in the market value of JLL stock, including “zero-cost collars” and “forward sale contracts,” and requires that such persons must provide a justification for any such transaction and request pre-clearance from our Global Chief Legal Officer at least two weeks prior to any proposed transaction.

Non-employee Director compensation

How we determine Director compensation

Our Nominating, Governance and Sustainability Committee is responsible for determining and recommending to the Board the overall compensation program for our non-employee Directors. We use a combination of cash and stock to provide compensation to our non-employee Directors that is:

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Aligned with the interests of our shareholders, in part by emphasizing equity compensation over cash;

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Sufficient to attract and retain the highest caliber individuals who meet the established criteria for Board membership;

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Reflective of the demands placed on Board and committee members by a complex and geographically dispersed, global organization operating in highly competitive and dynamic markets; and

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Competitive based on compensation paid to directors at other firms under broadly similar circumstances.

With the assistance of its external compensation consultant, the Nominating, Governance and Sustainability Committee gathers data on board compensation for those companies in the peer groups that the Compensation Committee uses as comparisons for executive compensation. (For more information on the compensation peer groups, see “How we make compensation decisions,” which begins on page 40.) In addition, the Nominating, Governance and Sustainability Committee reviewed data on board compensation for the same companies that Institutional Shareholder Services selected in reviewing our executive compensation in 2021.

When reviewing these studies and data, the Nominating, Governance and Sustainability Committee seeks information regarding:

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total mix of compensation;

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board retainers and meeting fees;

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compensation for serving on and for chairing committees;

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equity ownership guidelines;

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equity vehicles used and vesting schedules; and

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compensation for Non-Executive Chairman.

Based upon internal guidelines, and with the objective of bringing compensation generally in line with the median compensation offered at peer companies, the Nominating, Governance and Sustainability Committee then seeks to make any adjustment to the overall compensation program deemed necessary to satisfy the above criteria approximately every other year. During 2021, based on a review of non-employee Director compensation, the Nominating, Governance and Sustainability Committee recommended market adjustments to non-employee Directors that were approved by the Board. In addition, the irrevocable waivers of certain compensation by the Board members in response to the COVID-19 pandemic that were made in 2020 did not continue into 2021 as we emerged from the depths of the pandemic.

In consideration of emerging corporate governance best practices, our Board has established a limit on the amount of equity and cash compensation that can be paid to a non-employee Director in a single year. The compensation limits, as described more fully in our Stock Award and Incentive Plans, provide that the total annual compensation for any fiscal year for non-employee Directors will be limited to $750,000, including the value of both the annual cash retainer(s) and the grant date fair value of the annual equity award. The Board believes this is a meaningful limit.

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Director compensation amounts for 2021

Following a 2021 compensation review, adjustments were made to bring the compensation program to a market competitive level. During 2021, the compensation for our non-employee Directors consisted of three components as set forth below:

Annual Cash Retainer(1)	January-June (2021)	July-December (2021)
	• Each Director — $75,000 (Prorated to $37,500) • Chairman of the Board — additional $140,000 (Prorated to $70,000)	• Each Director — $100,000 (Prorated to $50,000) • Chairman of the Board — additional $60,000 (Prorated to $30,000)
Annual Grant of JLL Stock(2) (in addition to retainers)	Prior to 2021 Amendment	Following 2021 Amendment
• Each Director — Annual grant of RSUs valued at $145,000
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Each Director — Annual grant of JLL common stock valued at $185,000 (in 2021 each Director received a $40,000 true-up award of common stock)

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Chairman of the Board — additional annual grant of common stock valued at $110,000(3)

Annual Cash Retainer for Committee Chair or Member
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Audit Committee Chair — $25,000

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Compensation Committee Chair — $25,000

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Nominating, Governance and Sustainability Committee Chair — $15,000(4)

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Audit Committee member (other than chair) — $10,000

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Compensation Committee member (other than chair) — $10,000

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Nominating, Governance and Sustainability Committee member (other than chair) — $5,000

Paid annually in third quarter

(1)

In 2021, the Board approved a $25,000 increase to the annual cash retainer for each Director from $75,000 to $100,000. For the first six months of 2021, each Director received a pro-rated amount of a $75,000 annual cash retainer, equal to $37,500, and for the second six months of 2021, each Director received a pro-rated amount of a $100,000 annual cash retainer, equal to $50,000. Mr. Rivera received a pro-rated annual cash retainer equal to $25,000 tied to the date he joined the Board on October 1, 2021. In 2021, the Board also approved an adjustment to the additional annual retainer for the Chairman of the Board from a $140,000 cash retainer to a $60,000 cash retainer. In 2021, Mr. Mehta received a pro-rated amount of the annual additional retainers for the Chairman of the Board equal to a total cash award of $100,000.

(2)

In 2021, the Board approved an increase in the annual equity grant for each Director from $145,000 to $185,000 and also determined that on a go forward basis each director would receive equity in the form of JLL common stock as opposed to restricted stock units. In 2021, with the exception of Mr. Rivera who joined the Board in October 2021 and received a pro-rated grant of common stock equal to $138,850, each Director received a grant of $145,000 in restricted stock units and a $40,000 true-up award in the form of JLL common stock. The number of restricted stock units awarded was based on the closing price of our common stock on the grant date, which historically has been the day after the annual meeting of shareholders. Subject to continued service on the Board, half of the restricted stock units will vest on the 18-month anniversary of the grant date and the other half will vest on the third anniversary. Upon the termination of a non-employee Director’s service to the Board, restricted stock units awarded vest in full, in part, or become completely forfeited as the Board or the Chairman of the Nominating, Governance and Sustainability Committee determines based on factors including the circumstances for the non-employee Director’s leaving the Board including, but not limited to, conflict of interest, timing of exit and tenure, attendance, and performance and contribution to the Board.

(3)

In 2021, the Board approved an additional equity award of JLL common stock for the Chairman of the Board equal to $110,000.

(4)

In 2021, the Board approved a $5,000 increase to the annual cash retainer for the Nominating, Governance and Sustainability Committee Chair from $10,000 to $15,000 which was paid in the third quarter of 2021.

As noted above, the Chairman of the Board receives an additional annual retainer in consideration of undertaking the responsibilities and time commitments associated with that position. To determine that compensation, the Nominating, Governance and Sustainability Committee meets in executive session, without the Chairman being present. In 2021, the Nominating and Governance Committee set the Chairman’s additional annual retainer as $60,000 in cash and $110,000 in JLL common stock compared to a $140,000 cash retainer in the prior year.

We do not pay meeting fees, but JLL reimburses all Directors for reasonable travel, lodging and related expenses incurred in attending meetings. We do not provide perquisites to our non-employee Directors. Directors who are also officers or employees of JLL do not receive any additional compensation for serving on the Board.

Non-employee Directors may elect to receive any or all of their cash retainers as JLL common stock, with the number of shares determined on a quarterly basis based on the closing price of our common stock on the last trading day of the immediately preceding quarter. Non-employee Directors may also elect to defer distribution of the shares they have elected to receive in lieu of any or all of their cash retainers.

Non-employee Directors who are subject to U.S. income tax also may participate in the Deferred Compensation Plan that we have established for certain U.S.-based employees. The Deferred Compensation Plan is a nonqualified deferred compensation program that enables eligible participants to voluntarily defer up to 100% of their cash retainers, common stock grants, and restricted stock unit grants upon vesting.

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Non-Executive Director compensation for 2021

The following table provides information about the compensation paid to our current Non-Executive Directors for their services during 2021. Mr. Ulbrich does not receive compensation for his service on the Board.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total (2021)
Hugo Bagué	$117,500	$185,000	—	—	—	—	$302,500
Matthew Carter, Jr.	$102,500	$185,000	—	—	—	—	$287,500
Samuel A. Di Piazza, Jr.	$102,500	$185,000	—	—	—	—	$287,500
Tina Ju	$65,000	$185,000	—	—	—	—	$250,000
Ming Lu(3)	$37,500	$0	—	—	—	—	$37,500
Bridget A. Macaskill	$102,500	$185,000	—	—	—	—	$287,500
Deborah H. McAneny	$102,500	$185,000	—	—	—	—	$287,500
Siddharth (Bobby) Mehta	$212,500	$295,000	—	—	—	—	$507,500
Martin H. Nesbitt(3)	$37,500	$0	—	—	—	—	$37,500
Jeetendra (Jeetu) I. Patel	$102,500	$185,000	—	—	—	—	$287,500
Sheila A. Penrose	$112,500	$185,000	—	—	—	—	$297,500
Ann Marie Petach	$117,500	$185,000	—	—	—	—	$302,500
Efrain Rivera	$36,250	$138,750	—	—	—	—	$175,000
(1)

The amounts in this column reflect the aggregate cash fees that each Director earned during 2021, as his or her retainer for Board membership and all Chair and Committee retainers, to the extent applicable. We do not pay fees for attendance at individual meetings. Messrs. Bagué, Di Piazza and Rivera and Ms. Ju elected to receive the amount of their cash retainer payments in deferred shares instead.

(2)

With the exception of Mr. Rivera who joined the Board on October 1, 2021, the stock awards in this column reflect the annual retainer of $145,000 in restricted stock units and $40,000 in JLL common stock we granted to each Director. Mr. Rivera received a pro-rated amount of a $185,000 common stock grant due to the timing of the quarter when he joined the Board. Mr. Mehta received an additional equity award of JLL common stock for the Chairman of the Board equal to $110,000. The amount of shares issued was rounded to the nearest whole share. The amounts we report in this column reflect the grant date fair values of the stock awards we made to our non-employee Directors during 2021 in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation. The aggregate number of stock awards outstanding at December 31, 2021, held by non-employee Directors consisted of the following restricted stock units: Mr. Bagué — 2,056; Mr. Carter — 2,056; Mr. Di Piazza — 2,056; Ms. Ju — 750; Mr. Lu — 2,040; Ms. Macaskill — 2,056; Ms. McAneny — 1,968 Mr. Mehta — 1,968; Mr. Nesbitt — 2,040; Mr. Patel — 2,056; Ms. Penrose — 2,056; Ms. Petach — 2,056; and Mr. Rivera — 720.

(3)

Mr. Lu and Mr. Nesbitt did not stand for reelection to the Board at the 2021 Annual Meeting. Their compensation in 2021 reflects non-executive Director compensation earned for the period of time during which they served on the Board in 2021.

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Non-employee Director stock ownership

To align the interests of our Board members with the interests of our shareholders, our Board has adopted stock ownership requirements for non-employee Directors. In September 2021, the Board increased the stock ownership requirements for non-employee Directors to further align the interests of our Board members with the interests of our shareholders. Specifically, by the fifth anniversary of first being elected to the Board, each Director must have acquired (and must retain while serving as a Director) shares of JLL common stock worth $500,000 based on the most recent closing price. Prior to September 2021, a non-employee Director would have satisfied the stock ownership requirements if by the fourth anniversary of first being elected to the Board, such Director had acquired (and retained while serving as a Director) at least the lessor of (1) 6,000 shares of JLL Common stock, or (2) shares of JLL common stock worth $450,000 based on the most recent closing price.

Shares underlying all unvested restricted stock units that have been granted to a Director, shares that a Director has elected to take or defer in lieu of cash retainer compensation and shares that a Director has deferred under any deferred compensation plan, count toward this requirement. As of April 1, 2022, each of our non-employee Directors who has served on the Board for five years or more exceeds the minimum stock ownership requirement. Sheila Penrose is stepping down as a Director when her term ends at the 2022 Annual Meeting. Larry Quinlan is a first-time nominee as Director at the 2022 Annual Meeting and as of April 1, 2022, owns no shares of our common stock.

As of April 1, 2022, when the price per share of our common stock at the close of trading on the NYSE was $236.61, our current non-employee Directors had the following ownership interests:

Name	Shares Directly Owned (#)	Restricted Stock Units (#)	Total (#)	Value at April 1, 2022
Hugo Bagué	19,033	2,056	21,089	$4,989,868
Matthew Carter, Jr.	2,009	2,056	4,065	$961,820
Samuel A. Di Piazza, Jr.	11,987	2,056	14,043	$3,322,714
Tina Ju	559	750	1,309	$309,722
Bridget Macaskill	5,099	2,056	7,155	$1,692,945
Deborah H. McAneny	11,372	1,968	13,340	$3,156,377
Siddharth (Bobby) Mehta	1,840	1,968	3,808	$901,011
Jeetendra (Jeetu) I. Patel	1,472	2,056	3,528	$834,760
Sheila A. Penrose	52,042	2,056	54,098	$12,800,128
Ann Marie Petach	5,522	2,056	7,578	$1,793,031
Efrain Rivera	813	—	813	$192,364

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Executive officers

We would like to introduce JLL’s current executive officers. These individuals were appointed by, and serve at the discretion of, our Board. There are no family relationships among any of our Directors or executive officers. Information about Christian Ulbrich, our Chief Executive Officer and Chairman of our GEB, is included above under “Our 2022 Director nominees” at page 17.

Members of JLL Global Executive Board

Laura Adams, 53, will be promoted to Chief Human Resources Officer and will become a member of the GEB effective July 1(1). Ms. Adams presently serves as the Global HR Lead for JLL’s Markets Advisory, Capital Markets and Work Dynamics segments. Ms. Adams joined JLL in 2005 following senior HR roles with Washington Mutual Bank and Diamond Technology Partners. She has extensive experience in aligning people programs to business strategy and driving large-scale complex change, and is a passionate advocate of diversity, equity and inclusion.

Richard W. Bloxam, 50, has been our Chief Executive Officer, Capital Markets since 2017, and he has additional oversight for Valuation Advisory and Research. Mr. Bloxam was formerly the head of Capital Markets for JLL in EMEA for six years, and before that he served in various positions of increasing responsibility for JLL’s Capital Markets business in EMEA.

Karen Brennan, 44, has been our Chief Financial Officer since July 2020. Previously, Ms. Brennan spent more than 20 years with LaSalle, most recently as Chief Executive Officer of LaSalle’s operations in Europe based in the United Kingdom, and prior to that she held positions of increasing responsibility in real estate investment management in the United States, Singapore and Hong Kong.

Yishai Lerner, 47, has been Co-CEO of JLL Technologies, our technology business, since 2019 and Co-CEO of Spark, our Proptech venture fund, since 2017. Mr. Lerner, along with Mr. Shah, co-founded Mob.ly, which built several category-leading location-based mobile applications, where he was CTO until Mob.ly was sold to Groupon in 2010. At Groupon, where he stayed until 2013, Mr. Lerner became acting global engineering SVP and CTO. Previously, he was also the first employee at numerous mobile startups after an early career building artificial intelligence for video games at Activision Studios. Mr. Lerner has angel invested and advised many startups including Uber and Boom Supersonic since 2009.

Neil Murray, 47, is Chief Executive Officer for our Work Dynamics (previously referred to as Corporate Solutions) business and Chairman of our Global Work Dynamics Board. He joined JLL as EMEA CEO, Corporate Solutions in 2017. Before joining JLL, Mr. Murray was CEO of Corporate Services and Region Chair for the UK and Ireland for Sodexo, Inc., where he served in various positions of increasing responsibility from 2009.

Gregory P. O’Brien, 60, assumed responsibility as Chief Executive Officer, Markets Advisory in January 2021. Prior to that and since 2014, he was the Chief Executive Officer for our Americas business segment. Mr. O’Brien was previously the Chief Executive Officer of our Americas Markets Solutions business, and prior to that he was Chief Executive Officer of our Americas Brokerage business. He was Chief Executive Officer of The Staubach Company prior to its merger with JLL in 2008.

Mihir Shah, 47, has been Co-CEO of JLL Technologies, our technology business, since 2019 and Co-CEO of Spark, our Proptech venture fund, since 2017. Mr. Shah, along with Mr. Lerner, co-founded Mob.ly, which built several category-leading location-based mobile applications, where he was CEO until Mob.ly was sold to Groupon in 2010. Mr. Shah was a senior executive at Groupon, where he stayed until 2014. Previously, he was also a product leader at Yahoo!, as well as an early employee at several startups. Mr. Shah has angel invested and advised many startups including Uber and Boom Supersonic since 2009.

Other JLL Section 16 Executive Officers

Ben Hawke, 37, was appointed to the role of Chief Accounting Officer on March 1, 2022. He most recently served as JLL’s Assistant Global Controller and, prior to that, in various positions of increasing responsibility within JLL’s global finance function since joining JLL in January 2016. Before JLL, Mr. Hawke served in various finance roles at CNA Insurance for four years and in the audit practice at Ernst & Young LLP for four years.

Mark Gabbay, 55, was named Chief Executive Officer of LaSalle Investment Management, JLL’s investment management business segment, as of January, 1, 2021. From 2015 through 2020, he was the CEO and chief investment officer for LaSalle Asia Pacific. Mr. Gabbay joined LaSalle in 2010 as chief investment officer for Asia Pacific. His previous experience includes heading up the asset finance division at Nomura, and working on the leadership team of the Asia Pacific global real estate group at Lehman Brothers.

Alan K. Tse, 50, has been our Chief Legal Officer and Corporate Secretary since 2018, and has responsibility for Compliance, Internal Audit, and Risk. Before joining JLL, Mr. Tse was Senior Vice President, General Counsel and Corporate Secretary of Petco Animal Supplies, Inc., from 2016 to 2018, and Executive Vice President, General Counsel and Corporate Secretary of Churchill Downs Incorporated from 2011 to 2016.

(1)   Mary Bilbrey will continue to serve as JLL’s Chief Human Resources Officer and a member of the GEB through June 30, 2022.

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Executive
Compensation

Proposal 2 - Advisory approval of executive compensation	34
Compensation discussion and analysis	34
Executive summary	35
How we make compensation decisions	38
Competitive assessment	39
2021 Base salary decisions	41
2021 Annual Incentive Plan	42
2021 GEB Long-Term Incentive Plan	45
Severance arrangements for NEOs	47
Additional information	48
Compensation Committee report	49
Executive compensation tables	50
2021 Summary Compensation Table	50
Grants of plan-based awards for 2021	52
2021 outstanding equity awards at fiscal year-end	53
Option exercises and stock vested during 2021	54
Retirement benefits	54
Termination and change in control payments	54
Chief Executive Officer pay ratio disclosure	60

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Proposal 2 - Advisory approval of executive compensation

As we do every year, we are asking our shareholders to approve, on an advisory basis, the compensation of our Named Executive Officers for 2021, as described in this Executive Compensation section.

As fully described in the Compensation Discussion and Analysis (CD&A), our Board believes our executive compensation program has enabled us to retain top-quality executives who have been appropriately motivated to act in the best interests of our shareholders, clients, staff, and other stakeholders. We believe we have an executive compensation program that encompasses best practices in compensation and appropriately incentivizes strong operational and financial performance in both the current year and over the long term, thereby aligning the interests of our executives with the interests of our shareholders.

Accordingly, our Board requests that you vote to approve the following resolution:

RESOLVED, that the shareholders of Jones Lang LaSalle Incorporated approve, on an advisory basis, the compensation of its Named Executive Officers, as disclosed in JLL’s Proxy Statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and any related information.

While this vote is not binding on JLL, it will provide valuable information to our Compensation Committee and management regarding investor sentiment relating to our executive compensation as we move forward.

The Board recommends you vote FOR the advisory say-on-pay vote approving JLL’s executive compensation.

Compensation discussion and analysis

This CD&A describes our executive compensation philosophy and program, as well as the specific compensation paid during the last fiscal year to the five executives listed below (our Named Executive Officers, or NEOs). As part of their duties, these officers were also members of our Global Executive Board (GEB) during 2021.

Name	Title
Christian Ulbrich	Chief Executive Officer and President
Karen Brennan	Chief Financial Officer
Yishai Lerner	Co-CEO, JLL Technologies
Mihir Shah	Co-CEO, JLL Technologies
Gregory O’Brien	Chief Executive Officer, Markets Advisory

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Executive summary

Principles of our executive compensation program

Compensation aligns with shareholders’ interests. A significant portion of our executives’ realized compensation aligns directly with the long-term interests of our shareholders, and our executives share with them in the performance of our stock.

There is a strong link between pay and performance. A significant portion of our executives’ compensation is at risk and aligned with achievement of our financial and long-term strategic goals.

Compensation incentivizes behaviors that drive business.
Our incentive compensation plans incorporate relevant metrics and targets to drive the behaviors necessary to accomplish our short-term and long-term goals.

There is an appropriate balance between short-term and long-term compensation elements. We allocate compensation to fixed and variable pay with an appropriate mix of short-term and long-term pay elements.

We maintain good corporate governance practices and avoid incentives that may create excessive risk. Our compensation plans include specific policies and practices that mitigate risk and are designed to further align executive compensation with long-term shareholder interests.

The compensation program is easy to understand.
Our compensation program is easy to communicate and understand.

Pay for performance

How we align pay with performance

We are committed to aligning the compensation of our executives with our financial and operational performance. Our Compensation Committee oversees JLL’s executive compensation program and designs that program to motivate the NEOs to increase shareholder value. Our program seeks to drive the achievement of both the short- and long-term financial and strategic goals that management establishes with the Board, without encouraging excessive risk-taking. We believe the program aligns compensation with performance in a direct and appropriate way.

Elements of executive compensation

We have three elements of total direct compensation: base salary, annual incentive plan (AIP), and long-term incentive plan (LTIP). We design our compensation program to provide balanced incentives for the NEOs to drive both annual and long-term performance. As illustrated in the charts below, in 2021, based on target performance, 91% of the total direct compensation was performance-based for the Chief Executive Officer and 89% of the total direct compensation (on average) was performance-based for the other NEOs. The variable compensation mix for the CEO at target is 31% AIP and 69% LTIP and the CFO at target is 40% AIP and 60% LTIP. In 2022, the variable compensation mix at target for the remainder of the GEB will also be 40% AIP and 60% LTIP.

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Pay and performance relationship

The following graph illustrates four years of JLL’s performance and the aggregate compensation of our NEOs. The overall growth of JLL’s business is represented below by adjusted diluted earnings per share and adjusted net income, which are described in more detail in Annex A to this Proxy Statement. We chose these metrics because of their high correlation with shareholder value.

Pay-for-Performance Alignment

(1)

NEO compensation represents total direct compensation (base salary, AIP and LTIP) for five NEOs, selected as described below, as of December 31 of each year. Due to the change in the LTIP structure in 2018, the compensation for 2021, 2020 and 2019 includes the fair market value at grant of the LTIP, although actual performance will be measured in 2024, 2023, and 2022, respectively. For the years in which we reported more than five NEOs, this calculation only includes five NEOs and excludes compensation for any executive that exited the position during the year that gave him or her NEO status, if any, and/or the executive (excluding the CEO and CFO) with the lowest summary compensation table total compensation.

Most directly comparable GAAP measures

JLL reports its financial results in accordance with accounting principles generally accepted in the U.S. (GAAP). Adjusted diluted earnings per share and Adjusted net income as presented are non-GAAP financial measures.

•

With respect to Adjusted diluted earnings per share, Diluted earnings per share below is the most directly comparable measure calculated and presented in accordance with GAAP

•

With respect to Adjusted net income, Net income attributable to common shareholders below is the most directly comparable measure calculated and presented in accordance with GAAP

	2018	2019	2020	2021	3-year growth
Diluted earnings per share	$10.54	$10.87	$7.70	$18.47	75%
Net income attributable to common shareholders	$484.1M	$534.4M	$402.5M	$961.6M	99%

See Annex A to this Proxy Statement for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

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Total shareholder return (TSR) performance

The following graph compares the cumulative five-year total return to holders of JLL’s common stock relative to the cumulative total returns of the S&P 500 Index, assuming in each case an initial investment (and reinvestment of dividends) of $1,000 on December 31, 2016.

Five-Year Cumulative Total Shareholder Return

Summary of executive compensation practices

We continually evaluate our compensation programs to ensure we are pursuing best practices in executive compensation. Below is a summary of what we do and do not do, the totality of which we believe aligns with the long-term interests of our shareholders.

What we do	What we don’t do
Pay for performance	No personal perquisites of any significance
Build in flexibility to address the financial results of an inherently cyclical business	No excise tax gross-ups upon change in control
Maintain a balanced mix of short-and long-term focused compensation
Include double-trigger change in control provisions for LTIP stock awards
Design compensation programs to mitigate undue risk
Maintain stock ownership guidelines
Prohibit hedging or pledging of JLL stock and short-sales
Utilize an independent compensation consulting firm
Provide for clawback of certain incentives in the event of a subsequent restatement of financial statements

Say-on-Pay Advisory Vote

We provide shareholders with an annual advisory vote to approve our executive compensation program.

Our current executive compensation program was first highlighted in the proxy statement for our annual meeting of shareholders held in 2018. Throughout 2018, 2019, 2020, and 2021, the core structure and elements of this program were also topics discussed as part of our regular ongoing investor engagement process, where we received overall positive feedback. Further discussion of our executive compensation program was included in our proxy statements for our annual meetings of shareholders held in 2019, 2020 and 2021. Our executive compensation program remained consistent in structure in 2021.

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At our annual meeting of shareholders held in 2021, approximately 96% of the votes cast were in favor of our executive compensation program. The Compensation Committee evaluated this most recent say-on-pay result in evaluating our executive compensation program. The Compensation Committee also assessed the interaction of our compensation programs with our business objectives, reviewed peer data and received input from Exequity LLP (Exequity), the Compensation Committee’s independent compensation consultant, as well as from a number of our shareholders.

Taking each of these factors into account with respect to NEO compensation, the Compensation Committee made several modest changes to our executive compensation program and policies for 2022 and beyond.

How we make compensation decisions

Role of the Compensation Committee

The Compensation Committee, which consists entirely of independent Directors, recognizes the importance of developing and maintaining sound principles and practices governing GEB compensation. Through a disciplined evaluation process, we seek to establish a strong link between executive compensation and performance, in both our short-term and long-term strategic objectives, which are designed to drive shareholder value. To carry out its responsibilities, the Compensation Committee:

•

Retains, and regularly confers with independent compensation consultants to advise on the design, structure, and market competitiveness of our compensation plans;

•

Reviews market compensation data to compare our executive compensation to what other similarly-situated companies pay and to study how such companies use compensation to promote desired business outcomes and attract and retain executive talent; and

•

Considers other relevant matters, including internal equity, consistency, and accounting requirements, when fixing compensation amounts.

Role of our Chief Executive Officer

Our Chief Executive Officer, Mr. Ulbrich, makes annual recommendations to the Compensation Committee for target total direct compensation and the appropriate “Leadership Multiplier” (defined below under “2021 Annual Incentive Plan - The Leadership Multiplier”) for each of the other NEOs. To do this, Mr. Ulbrich:

•

Reviews external market data as well as internal equity comparisons to recommend targets;

•

Evaluates in his judgment the performance of each of the other NEOs based on the goals and business objectives we established at the beginning of the year;

•

Considers the quality of the interaction and contributions of the other NEOs as members of the GEB; and

•

Compares the performance of each of the other NEOs on a relative basis, considering the different market, geographical, and cultural dynamics and challenges of each of their respective business segments.

The Compensation Committee reviews these evaluations and recommendations with Mr. Ulbrich before determining the compensation to approve.

Mr. Ulbrich also provides an assessment of his own performance during the previous year relative to his performance objectives. The Compensation Committee then meets in one or more private executive sessions without Mr. Ulbrich present to develop its own conclusions about his performance and to determine his performance rating and Leadership Multiplier.

Internal compensation resources

JLL’s Global Human Resources staff helps prepare the information the Compensation Committee needs to carry out its oversight responsibilities, using internal compensation expertise and data from publicly available sources and professional compensation consulting firms to compile comparative market compensation data and present compensation analysis.

Role of independent compensation consultant

The Compensation Committee has the authority to retain, as needed, independent counsel, compensation and benefits consultants, and other outside experts or advisors. In 2021, the Compensation Committee retained Exequity as its independent compensation consultant to provide advice on matters related to the compensation of the NEOs. The Compensation Committee has assessed Exequity’s independence in light of SEC rules and NYSE listing standards and has determined that Exequity is independent. Exequity does not advise management or receive any compensation from JLL other than in connection with its work for the Compensation Committee. Accordingly, the work performed by Exequity does not raise any conflicts of interest.

During 2021, the Compensation Committee requested Exequity to:

•

Review and comment on the agendas and supporting materials in advance of Compensation Committee meetings;

•

Review and comment on major compensation matters that management proposes, including comparative data and plan design recommendations;

•

Review the compensation matters disclosed in this Proxy Statement;

•

Provide advice on best practices for Board governance of executive compensation, current executive compensation trends, and regulatory updates; and

•

Undertake special projects or provide certain other advice.

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Risk considerations

We annually consider whether our GEB compensation policies may be reasonably expected to create incentives for our people to take risks that are reasonably likely to have a material adverse effect on either our short-term or longer-term financial results or operations. We continue to believe that our policies do not raise such risks. We also have not identified historical situations where we believe our compensation practices drove behaviors or actions that resulted in material adverse effects on our business or prospects.

The table below identifies the mechanisms we use to manage risk incentives under our Annual Incentive Plan and Long-Term Incentive Plan.

Risk Mitigation Factors

Competitive assessment

We recognize that our compensation practices must be competitive within the broader markets where we compete. As we strive to maintain our leadership position within the global real estate services and investment management industries, it is critical that we attract, retain, and motivate executives who can help us continue to deliver on the commitments we make to our clients and shareholders. Therefore, each year the Compensation Committee compares our compensation program to those of other relevant companies.

Given the diverse nature of our businesses, which combine real estate expertise with business services, we have historically compared ourselves to two peer groups: one consisting of real estate-oriented firms, including real estate investment trusts, and the other consisting of business services firms. In 2021, in an effort to obtain more robust competitive pay information, we sought to increase the size of our peer group. In identifying companies to add to the previous group, the selection criteria for new peers included comparable size (companies similar in size both in terms of revenue and market capitalization), a large employee count, and a significant international footprint. In reviewing the data from this more robust peer group, the Committee looks at the information for all peers as a group. In addition, the Committee also looks at subsets of the peer group (e.g., real estate peers and business services peers) that are similar to analyses from prior years as this provides continuity in the data from year to year.

Management annually reviews the composition of the peer groups, and the Compensation Committee then independently considers and approves the peer group lists. Each year, management recommends changes that will keep the peer groups as meaningful as possible.

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The table below shows the full peer group that was used in 2021 and the prior business services peer group and real estate peer group subsets that continue to be reviewed.

Company	Full Peer Group	Real Estate Peers	Business Services Peers
AECOM	X		X
Aon plc	X
Boston Properties, Inc.	X	X
CACI International Inc	X		X
CBRE Group, Inc.	X	X
CGI Group Inc.	X		X
Cognizant Technology Solutions Corporation	X
Cushman & Wakefield plc	X	X
Duke Realty Corporation	X	X
DXC Technology Company	X
EMCOR Group, Inc.	X		X
Equifax Inc.	X		X
Fidelity National Information Services, Inc.	X		X
Fluor Corporation	X
Host Hotels & Resorts, Inc.	X	X
Invesco Ltd.	X
Jacobs Engineering Group Inc.	X
Leidos Holdings, Inc.	X
ManpowerGroup Inc.	X
Marsh & McLennan Companies, Inc.	X
Prologis Inc.	X	X
Raymond James Financial Inc.	X
Robert Half International Inc.	X		X
SL Green Realty Corp.	X	X
T. Rowe Price Group, Inc.	X
Vornado Realty Trust	X	X
Willis Towers Watson Public Limited Company	X

The median revenue and market capitalization (in millions) for each of the peer groups is shown below.

Year		JLL	Full Peer Group	Real Estate Peers	Business Services Peers
2020	Fee Revenue	$6,130	$8,797	$2,175	$8,797
	Market Capitalization	$7,583	$14,163	$12,517	$7,505
2021	Fee Revenue	$8,105	$9,904	$2,908	$9,904
	Market Capitalization	$13,474	$17,992	$15,204	$12,208

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This table reflects 2020 and 2021 results for JLL and our peer group companies. The 2020 data was the data considered by the Compensation Committee in making decisions about 2021 compensation.

We believe the peer group and other external benchmark data relating to the JLL Chief Executive Officer, JLL Chief Financial Officer and CEO, Markets Advisory positions correlate to publicly available data. For those positions, the external reference is the set of peer group companies above, for which data are available through their respective proxy statements.

For the Co-CEOs of JLL Technologies, because of the technological focus of their roles, in addition to the peer group data above, we use several hierarchical and role comparisons from publicly disclosed information and various other survey matches. Accordingly, we take an internal equity approach, anchored on data for our JLL Chief Executive Officer, JLL Chief Financial Officer, and CEO, Markets Advisory, all of which we do believe correlate well. We then also assess the positions of the Co-CEOs of JLL Technologies on relative size, profit contributions, and comparative performance of JLL Technologies. After the internal equity comparison, we then look at the external market data and hierarchical comparisons to review from an external equity perspective.

2021 Base salary decisions

We review base salaries for all our NEOs on an annual basis, as well as at the time of a promotion or other change in responsibilities. Base salaries are planned in U.S. dollars but delivered in local currency. Effective January 1, 2021, the Compensation Committee rescinded the temporary salary reductions that were in effect for the majority of 2020. In doing so, the Committee did not make any base salary increases other than what was in effect prior to the salary reductions. Despite the challenges in 2020 brought on by the COVID-19 pandemic, the Committee determined it was appropriate to return base salaries back to where they were prior to pandemic.

Name	2021 Base Salary	2020 Base Salary(1)
Christian Ulbrich	$970,997	$585,421
Karen Brennan	$496,154	$331,923
Yishai Lerner	$496,154	$314,423
Mihir Shah	$496,154	$314,423
Gregory O’Brien	$496,154	$314,423
(1) The 2020 NEO base salaries reflect temporary salary reductions that were in effect for the majority of 2020.

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2021 Annual Incentive Plan

Our AIP structure is designed to align our executives’ compensation with JLL’s enterprise performance, reward executives for their individual performance, and reward performance against strategic leadership goals.

The Compensation Committee establishes target AIP awards for each NEO based on extensive external and internal equity considerations as noted above. Awards are first determined based on results against JLL’s annual financial goals at the enterprise level with payouts historically ranging from 0% to 150% of target. Achievement of threshold performance results in a payout of 50% of the target bonus amount, achievement of target performance results in a payout of 100% of the target bonus amount, and achievement of maximum performance (or greater) results in a payout of 150% of the target bonus amount, with a straight-line interpolation applied to results between goals to calculate payout percentage earned. Achievement below threshold results in no payment.

After the Compensation Committee certifies financial performance against targets, the resulting awards are adjusted by a Leadership Multiplier (described below) ranging between 80% and 120%. Final AIP awards are delivered in cash.

Financial performance measures

The financial performance measures and weightings for our NEOs under the AIP differ based on each executive’s role.

Performance Measures*	What is it?	Who does it apply to?	Why do we use it?
AIP Adjusted EBITDA*

Our externally reported EBITDA (earnings before income tax, depreciation and amortization), adjusted to exclude net non-cash mortgage servicing rights and mortgage banking derivative activity, along with certain restructuring and acquisition charges (which for the last two years have only included fair value adjustments to earn-out liabilities from acquisitions).

		AIP Adjusted EBITDA Measure represents 50% of the financial performance basis of the AIP awards made to all our NEOs.	We use AIP Adjusted EBITDA to tie the compensation of all our NEOs in the short term for the annual cash variable compensation program to our global corporate performance.
AIP Adjusted EBITDA Margin*	AIP Adjusted EBITDA divided by our externally reported Fee Revenue.	AIP Adjusted EBITDA Margin Measure represents 25% of the financial performance basis of the AIP awards made to all our NEOs.	We use AIP Adjusted EBITDA Margin to tie the compensation of all our NEOs in the short term for the annual cash variable compensation program to our global corporate performance.
AIP Adjusted EBITDA (excluding LaSalle)*	AIP Adjusted EBITDA excluding the Adjusted EBITDA from LaSalle externally reported.	AIP Adjusted EBITDA (excluding LaSalle) Measure represents 25% of the financial performance basis of the AIP awards made to Mr. O’Brien.

We use AIP Adjusted EBITDA to tie the compensation of Mr. O’Brien in the short term for the annual cash variable compensation program to our global corporate performance excluding a portion of the enterprise Mr. O’Brien does not directly oversee.

Free Cash Flow*	Represents Cash provided by operating activities less Net capital additions from property and equipment.	Free Cash Flow Measure represents 25% of the financial performance basis of the AIP awards made to Ms. Brennan and Messrs. Ulbrich, Lerner and Shah.	We use Free Cash Flow to tie the compensation of certain of our NEOs in the short term for the annual cash variable compensation program to our global corporate performance.
*

The above measures are non-GAAP financial measures used by the Compensation Committee in determining executive compensation. See Annex A for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

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For the AIP Adjusted EBITDA Measure, the Compensation Committee set a performance target, a threshold performance at 70% of target, and a maximum performance at 130% of target.

(1)

AIP Adjusted EBITDA as presented is a non-GAAP financial measure used by the Compensation Committee in determining executive compensation. See Annex A for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

For the AIP Adjusted EBITDA Margin Measure, the Compensation Committee set a performance target, a threshold performance at 70% of target, and a maximum performance at 130% of target.

(1)

AIP Adjusted EBITDA Margin as presented is a non-GAAP financial measure used by the Compensation Committee in determining executive compensation. See Annex A for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

For the AIP Adjusted EBITDA (excluding LaSalle) Measure, the Compensation Committee set a performance target, a threshold performance at 70% of target, and a maximum performance at 130% of target.

(1)

AIP Adjusted EBITDA (excluding LaSalle) as presented is a non-GAAP financial measure used by the Compensation Committee in determining executive compensation. See Annex A for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

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For the Free Cash Flow Measure, the Compensation Committee set a performance target, a threshold performance at 70% of target, and a maximum performance at 130% of target.

(1)

Free Cash Flow as presented is a non-GAAP financial measure used by the Compensation Committee in determining executive compensation. See Annex A for a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

The Leadership Multiplier

The criteria used to determine the Leadership Multiplier are:

•

MyPerformance objectives;

•

leadership behaviors;

•

unforeseen significant market events;

•

M&A or divestiture activity; and

•

performance not captured by the financial metrics.

MyPerformance is the performance management system we implemented in 2018.

Using these criteria, the Compensation Committee determines the Leadership Multiplier for the Chief Executive Officer. The Compensation Committee considers the assessment and recommendation of the Chief Executive Officer when determining the Leadership Multiplier for the other NEOs. The Leadership Multiplier can vary from 80% to 120% and may be different from NEO to NEO.

Our 2021 results could not have been achieved without the significant teamwork exhibited by the NEOs. For 2021, the Compensation Committee, based on the recommendation of the CEO, decided to award all NEOs a Leadership Multiplier of 100%.

Determination of 2021 AIP awards

The Compensation Committee set the AIP target bonus amounts for our NEOs shown in the table below through the process described previously. Based on the financial performance results and the Leadership Multipliers, the following annual bonuses were earned in 2021:

Executive	(A) Bonus Target	(B) Financial Goals Payout Percentage	(C) Calculated Performance Basis of Award	(D) Leadership Multiplier	Final Cash AIP Award (A)x(B)x(D)
Christian Ulbrich	$3,000,000	150%	$4,500,000	100%	$4,500,000
Karen Brennan	$1,120,000	150%	$1,680,000	100%	$1,680,000
Yishai Lerner	$2,025,000	150%	$3,037,500	100%	$3,037,500
Mihir Shah	$2,025,000	150%	$3,037,500	100%	$3,037,500
Gregory O’Brien	$2,115,000	150%	$3,172,500	100%	$3,172,500

We provide additional information about the cash payments under the AIP to our NEOs below in the 2021 Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation.”

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2021 GEB Long-Term Incentive Plan

JLL has a long-term incentive plan specifically for members of our GEB (GEB LTIP). The GEB LTIP is designed to align executives’ interests with the interests of our shareholders, align executives’ compensation with JLL’s enterprise performance, and reward performance against JLL’s long-term strategic goals. The GEB LTIP provides for annual awards of performance share units (PSUs) that cliff vest at the end of three years based on JLL’s performance against prescribed financial metrics. In addition, the GEB LTIP provides for annual awards of restricted stock units (RSUs) that cliff vest at the end of three years.

The Compensation Committee establishes target GEB LTIP award amounts for each NEO based on extensive external and internal equity considerations. PSU awards are calculated based on JLL’s results for two long-term metrics, with payouts ranging from 0% to 150% for each. PSUs are settled in JLL common stock. RSUs are settled in JLL common stock as well upon expiration of the time-based vesting schedule.

Performance metrics

The following table describes our long-term performance metrics and explains how they align with shareholders’ interests.

Performance Measures	What is It?	When is it assessed?	Why do we use it?
U.S. GAAP Diluted EPS

U.S. GAAP Diluted EPS is a measure of JLL’s GAAP profit allocated to each outstanding share of stock, including the dilutive impact of our common stock equivalents. U.S. GAAP Diluted EPS is calculated as (i) net income attributable to common shareholders (ii) divided by the weighted average number of common shares outstanding inclusive of the dilutive impact of our common stock equivalents.

		After three years for cumulative performance	Aligns compensation to a key indicator of JLL’s performance and returns on shareholder equity
Relative TSR

JLL’s TSR is ranked versus the companies in the S&P 500. The beginning share price for the performance period is the average closing price of JLL’s common stock for the final 20 trading days of the calendar year that precedes the start of the performance period, and the final share price for performance period is the average closing price of JLL’s common stock for the final 20 trading days of such performance period.

		After three years for cumulative performance	Aligns compensation to delivering shareholder value

For the U.S. GAAP Diluted EPS performance metric, the Compensation Committee sets a threshold, target, and maximum goal with an associated payout. Our specific U.S. GAAP Diluted EPS goals are shown below. We do not disclose details regarding our U.S. GAAP Diluted EPS goals for competitive reasons, but they are meant to be challenging but attainable with superior effort. The payouts for achievement of our U.S. GAAP Diluted EPS goals are shown below.

U.S. GAAP Diluted EPS Achievement	Payout for U.S. GAAP Diluted EPS (as a % of target)*
Threshold (70% of target)	50%
Target	100%
Maximum (130% of target)	150%
* straight-line interpolation for results between goals.

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The Relative TSR metric will pay out based on our TSR ranking within the S&P 500 Index, as follows:

TSR percentile rank in the S&P 500	Payout for TSR (as a % of target)*
25th	50%
50th	100%
75th	150%
* straight-line interpolation for results between goals.

GEB LTIP 2019-2021 PSU award results

In April 2019, the Compensation Committee established the following metrics, targets and weights for the 2019-2021 PSUs issued under the GEB LTIP. On February 25, 2022, the Compensation Committee determined that the Company met or exceeded the threshold as shown below for the three-year performance period ended December 31, 2021, with a total percentage payout of 99.2% of target, and the shares deliverable under the 2019-2021 PSUs vested as of March 11, 2022.

	Metric Criteria			Weight	2019-2021 Actual Achievement	Metric Payout of Target		Weighted Payout
	Threshold	Target	Maximum
U.S. GAAP Diluted EPS	$24.15 per share	$34.50 per share	$44.85 per share	50%	$37.04	112.3%		56.2%
Beyond Goals	70% achievement	100% achievement	130% achievement	40%	Varied	78.6%	(1)	31.4%
Relative TSR	30th percentile	60th percentile	90th percentile	10%	69.6th percentile	116.0%		11.6%
Aggregate Weighted Payout:								99.2%
(1)

Average of individual Beyond goal payouts.

The amounts earned by our NEOs, excluding Ms. Brennan who did not receive 2019-2021 PSUs, are reflected in the table below and were delivered in the first quarter of 2022.

	2019-2021 PSUs Awarded	Performance Payout	Shares Vesting
Christian Ulbrich	28,715	99.2%	28,485
Yishai Lerner	14,406	99.2%	14,291
Mihir Shah	14,406	99.2%	14,291
Gregory O’Brien	13,496	99.2%	13,388

Determination of 2021 GEB LTIP grants

The table below represents the grant date fair market value of target PSUs and RSUs awarded on April 5, 2021, under the GEB LTIP. As noted in last year’s proxy, the Compensation Committee amended the LTIP grants’ vehicle mix and weightings to better align with market practices and to address shareholder feedback.

	U.S. GAAP Diluted EPS (75% weighting) (#)	Relative TSR (25% weighting) (#)	Total PSUs Granted (#)	Total RSUs Granted (#)	Value(1)
Christian Ulbrich	19,246	6,415	25,661	12,639	$7,306,412
Karen Brennan	4,790	1,597	6,387	3,145	$1,818,404
Yishai Lerner	7,057	2,352	9,409	4,634	$2,678,956
Mihir Shah	7,057	2,352	9,409	4,634	$2,678,956
Gregory O’Brien	7,370	2,457	9,827	4,840	$2,797,994
(1)

The amounts we report in this column reflect the grant date fair values of awards to our NEOs computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation. See footnote 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, for a discussion of the relevant assumptions used in calculating this amount.

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Determination of 2021 Supplemental Equity Grants

In lieu of receiving future restricted stock unit grants based on the attainment of specific revenue hurdles, the Compensation Committee awarded Mr. Lerner and Mr. Shah performance share units instead (“PSUs”). The Compensation Committee elected to align their interests with that of our shareholders by using as its sole performance metric, a share price appreciation target. Upon the Company’s determination that the performance goal (50% appreciation in JLL common stock price from grant date through a performance period concluding on December 31, 2024) has been attained, and subject to a minimum of one (1) year having lapsed from the grant date, 50% of the PSUs will vest. An additional 25% will vest on the first anniversary of the initial vesting date. The remaining 25% will vest on the second anniversary of the initial vesting date. The table below represents the grant date fair market value of target PSUs awarded on December 16, 2021.

	Total PSUs Granted (#)	Value(1)
Yishai Lerner	25,467	$4,246,368
Mihir Shah	25,467	$4,246,368
(1)

The amounts we report in this column reflect the grant date fair values of PSU awards to our NEOs computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation.

Severance arrangements for NEOs

Severance Pay Plan

We currently maintain a Severance Pay Plan for full-time employees in the U.S., including executive officers. To be eligible to receive benefits under the Severance Pay Plan, an employee must be involuntarily terminated from employment under specified circumstances and also must meet certain other conditions.

Benefits under the Severance Pay Plan include:

•

base severance equal to one-half month of base pay in effect at the time of the employment termination, and

•

enhanced severance if the employee executes a severance agreement and general release in favor of JLL.

Enhanced severance is (i) a multiple of base pay that varies with the circumstances of termination and is otherwise based on an employee’s position level and length of service, (ii) reimbursement for certain health care insurance costs, and (iii) outplacement for professional employees. The maximum benefit available under the Severance Pay Plan is fifteen months of base pay. For employees terminated after June 30 of any given year and before annual incentives are paid for that year, enhanced severance also includes a pro-rated annual incentive payment, calculated based on the employee’s target annual incentive for the year of termination, subject to JLL’s then-existing practice of determining annual incentive payments.

Under a provision of the Severance Pay Plan that we specifically established to cover members of our GEB, each of the NEOs would be eligible (regardless of length of service or location) to receive a minimum of twelve months of base salary, plus an amount equal to the individual’s target annual incentive for the year of termination, as enhanced severance if that executive’s employment is involuntarily terminated by JLL without cause. To the extent applicable, a GEB participant who is also eligible to receive severance payments under any other plan, program or arrangement provided to employees in countries other than the U.S. may elect whether to receive payments under such other arrangement rather than the Severance Pay Plan, but may not receive payments under both. In any event, the maximum benefit under the Severance Pay Plan remains at fifteen months (excluding potential for a prorated share under the annual incentive plan based on the individual’s exit date) if a participant has sufficient tenure to exceed the twelve-month minimum.

The potential severance benefits we make available to our NEOs are designed to help us retain them as we compete for talented employees in a marketplace for global talent where similar (if not often greater) protections are commonly offered. We intend for severance benefits to ease an employee’s transition due to an unexpected employment termination. We do not provide any tax gross-ups on severance payments under any circumstances.

Change in control benefits

On March 3, 2021, each of our GEB members entered into a form of change in control agreement. The agreement provides for payment of severance and other benefits to members of the GEB if their employment is terminated either without cause or for good reason (as defined in the agreement) during the 24-months following a change in control, subject to the GEB member’s execution and non-revocation of a general release of claims in favor of the Company. The agreement provides for the following payments and benefits to a GEB member:

•

A lump-sum payment of their annual base pay times the multiplier applicable to such executive (which is 3.0 for Mr. Ulbrich and 1.5 for all other GEB members);

•

A lump-sum payment equivalent to their annual target bonus for the year of termination times the multiplier applicable to such executive (which is 3.0 for Mr. Ulbrich and 1.5 for all other GEB members);

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•

If terminated within the Change in Control Period, a lump-sum payment of their pro rata bonus, at target, calculated from the January 1 through their last day of employment with the Company in a Plan Year; and

•

Accelerated vesting of all outstanding stock-based awards issued under the Company’s applicable stock award incentive plan.

We believe these change in control severance benefits will encourage our executives to remain focused on JLL’s business in the event of rumored or actual fundamental corporate changes.

Additional information

Stock ownership guidelines

In order to further align the long-term interests of our key employees with the interests of our shareholders, we have established stock ownership guidelines for members of our GEB (which includes all our NEOs).

Our Chief Executive Officer is required to maintain equity ownership of at least six times his annual base salary. The other NEOs must maintain equity ownership (inclusive of unvested RSUs) of at least four times their respective annual base salaries. In all cases, members of the GEB must retain 100% of all shares acquired on the vesting of equity awards or the exercise of stock options until compliance with the minimum ownership requirement is achieved. After a GEB member attains the minimum required ownership level, he or she must hold 50% of any shares acquired on the vesting of equity awards or the exercise of stock options for two years following such vesting or exercise. As of April 1, 2022, all NEOs for 2021 meet or exceed their respective stock ownership guidelines.

Clawback Policy

The Compensation Committee has adopted a Clawback Policy that is applicable to our NEOs, other members of our GEB, and such other executives and key contributors as the Compensation Committee may designate from time to time. The policy provides that if the Compensation Committee determines that one or more of such individuals committed any fraud or intentional misconduct that caused JLL, directly or indirectly, to restate its financial statements, the Compensation Committee may require reimbursement of any compensation paid or awarded under the GEB LTIP in the past 36 months, and may cancel unvested restricted stock awards granted under that plan in the past 36 months, to the extent such compensation would not have been paid and such stock awards would not have been awarded based on the restated financial results.

Certain tax matters

We will continue to monitor issues concerning the tax deductibility of executive compensation and will take appropriate action if we believe it is warranted. Since corporate objectives and strategic needs may not always be consistent with the requirements of full deductibility, we expect, if we believe it is appropriate, to enter into compensation arrangements or provide compensation under which payments will not be fully deductible.

Perquisites

We do not provide personal perquisites (such as personal use of corporate aircraft) of any significance to our NEOs. In appropriate circumstances, we do provide reimbursement for certain expatriate expenses, all of which we disclose in the 2021 Summary Compensation Table.

•

The Compensation Committee seeks to continually improve our executive compensation programs and further adopt practices that align with our shareholders and long-term objectives. To better align with current market practices, effective January 1, 2022, JLL will no longer provide Mr. Ulbrich a term life insurance policy.

2022 Compensation

To better align with current market practices, the Compensation Committee approved the following changes for 2022 NEO Compensation based on the recommendations of the CEO (for all changes noted other than for himself) and input from the Compensation Committee’s independent compensation consultant:

•

For our Chief Executive Officer and President, total compensation was increased by $3,000,000 with the entire increase being delivered in long-term incentive opportunity. Mr. Ulbrich’s long-term incentive opportunity was increased to $9,750,000, which represents 71% of his total target pay opportunity in 2022.

•

For our Chief Financial Officer, the annual incentive plan opportunity was increased to $1,500,000 and the annual long-term incentive opportunity was increased to $2,250,000 bringing her total target compensation opportunity for 2022 closer to the competitive market.

•

For our Co-CEOs, JLL Technologies, the annual incentive plan opportunity was reduced to $1,920,000 and the annual long-term incentive opportunity was increased to $2,880,000 bringing their respective total target compensation opportunity for 2022 closer to the competitive market.

•

For our CEO, Markets Advisory, the annual incentive plan opportunity was reduced to $2,056,800 and the annual long-term incentive opportunity was increased to $3,085,200 bringing his respective total target compensation opportunity for 2022 closer to the competitive market.

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Compensation Committee report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis presented in this Proxy Statement. Based on such review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Hugo Bagué (Chair)
Samuel A. Di Piazza, Jr.
Deborah H. McAneny
Siddharth (Bobby) Mehta
Sheila A. Penrose

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Executive compensation tables

The following tables and footnotes set forth information regarding forms of compensation for the NEOs during each of 2021, 2020, and 2019.

Except as specified, the footnote disclosures below generally relate only to compensation for 2021. We included footnotes to compensation for prior years in the proxy statements relating to those years.

2021 Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation(4)	Total
Christian Ulbrich Chief Executive Officer and President	2021 2020 2019	$970,997 $585,421 $1,000,000	$— $— $—	$7,306,412 $4,906,575 $4,368,413	$— $— $—	$4,500,000 $2,700,000 $3,835,000	$— $— $—	$79,410 $90,037 $95,250	$12,856,819 $8,282,033 $9,298,663
Karen Brennan Chief Financial Officer	2021 2020	$496,154 $331,923	$— $—	$1,818,404 $1,004,721	$— $—	$2,973,060 $1,810,265	$— $—	$41,853 $114,815	$5,329,471 $3,261,725
Yishai Lerner Co-CEO, JLL Technologies	2021 2020 2019	$496,154 $314,423 $500,000	$— $— $—	$6,925,323 $2,123,029 $5,025,031	$— $— $—	$3,037,500 $2,250,000 $2,188,000	$— $— $—	$12,014 $4,781 $7,814	$10,470,991 $4,692,233 $7,720,845
Mihir Shah Co-CEO, JLL Technologies	2021 2020 2019	$496,154 $314,423 $500,000	$— $— $—	$6,925,323 $2,123,029 $5,025,031	$— $— $—	$3,037,500 $2,250,000 $2,188,000	$— $— $—	$12,014 $4,656 $7,439	$10,470,991 $4,692,108 $7,720,470
Gregory O’Brien CEO, Markets Advisory	2021 2020 2019	$496,154 $314,423 $500,000	$— $— $—	$2,797,994 $2,217,419 $2,053,146	$— $— $—	$3,172,500 $2,115,000 $3,503,000	$— $— $—	$13,080 $5,618 $12,413	$6,479,728 $4,652,460 $6,068,559
(1)

We pay the annual base salary and non-equity incentive plan compensation to Mr. Ulbrich in Euros, the currency of the country where he resides. In 2021, 2020, and 2019, the amounts of Mr. Ulbrich’s non-equity incentive plan compensation were determined in U.S. dollars and then converted into Euros at the prevailing exchange rate.

(2)

The amounts we report in this column reflect the grant date fair values of stock awards we made to our NEOs computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation. See footnote 2 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for a discussion of the relevant assumptions used in calculating the amounts. In accordance with SEC rules, the amounts included in the column for the PSU awards granted during 2021 are calculated based on the probable outcome of the performance conditions (assumed at target) for such awards on the grant date. If the probable outcome of the performance conditions as of grant date had been maximum performance, then the grant date fair value of the PSUs would have been as follows: Mr. Ulbrich — $7,436,750; Ms. Brennan — $1,851,001; Mr. Lerner — $6,973,166; Mr. Shah — $6,973,166; and Mr. O’Brien $2,847,938.

(3)

The amounts in this column reflect annual incentive cash payments we made under the AIP relating to 2021 performance for all NEOs. For Ms. Brennan, the amount also reflects amounts received in 2021 from LaSalle comprised of (a) team share payout of $524,816 and (b) $768,244 from the LaSalle Cash LTIP for prior years’ awards. The Team share payout represents a percentage of incentive fees received from respective clients, where available, for team members who were dedicated, in whole or in part, to the success of those respective clients. The Cash LTIP amounts reflect vesting of prior compensation awards from 2017 through 2020.

(4)

The amounts in this column reflect the All Other Compensation with the details for 2021 referenced in the table below.

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All other compensation

	401(k) Match or Pension Contribution	Life, Healthcare and Healthcare Bonus	Ex-Pat GUG and Tax Equalization(1)	Transportation Allowance/Car Lease(2)	Tax Preparation Services	Total
Christian Ulbrich	$28,958	$1,644	$0	$41,983	$6,825	$79,410
Karen Brennan	$11,600	$310	$29,943	$0	$0	$41,853
Yishai Lerner	$11,600	$414	$0	$0	$0	$12,014
Mihir Shah	$11,600	$414	$0	$0	$0	$12,014
Gregory O’Brien	$11,600	$1,480	$0	$0	$0	$13,080
(1)

For Ms. Brennan represents the incremental cost to JLL of tax equalization and other related payments associated with her long-term assignment to the United Kingdom, all in accordance with the Company’s standard policies. Per JLL’s standard policy, expatriate benefits and reimbursements are discontinued at the end of an assignment. However, tax equalization and other tax-related payments may continue, but only to the extent that liabilities related to the foreign assignment are incurred.

(2)

For Mr. Ulbrich, represents the actual lease paid and car allowance.

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Grants of plan-based awards for 2021

The following table sets forth information about stock and cash awards, the totals of which are reflected in the Summary Compensation Table above, that we made to the NEOs under our 2021 AIP and our existing Stock Award and Incentive Plans, including under the GEB LTIP.

Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts under Equity Incentive Plan Awards(2)				Grant Date Fair Value of Stock Awards(4)
		Type of Award	Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards Number of Shares of Stock or Units(3)
Christian Ulbrich	4/5/2021 4/5/2021	AIP RSU PSU	$1,500,000 — —	$3,000,000 — —	$4,500,000 — —	— — 12,831	— — 25,661	— — 38,492	— 12,639 —	— $2,348,579 $4,957,834
Karen Brennan	4/5/2021 4/5/2021	AIP RSU RSU	$560,000 — —	$1,120,000 — —	$1,680,000 — —	— — 3,194	— — 6,387	— — 9,581	— 3,145 —	— $584,404 $1,234,000
Yishai Lerner	4/5/2021 4/5/2021 12/16/2021	AIP RSU PSU PSU	$1,012,500 — — —	$2,025,000 — — —	$3,037,500 — — —	— — 4,705 —	— — 9,409 25,467	— — 14,114 —	— 4,634 — —	— $861,090 $1,817,866 $4,246,368
Mihir Shah	4/5/2021 4/5/2021 12/16/2021	AIP RSU PSU PSU	$1,012,500 — — —	$2,025,000 — — —	$3,037,500 — — —	— — 4,705 —	— — 9,409 25,467	— — 14,114 —	— 4,634 — —	— $861,090 $1,817,866 $4,246,368
Gregory O’Brien	4/5/2021 4/5/2021	AIP RSU PSU	$1,057,500 — —	$2,115,000 — —	$3,172,500 — —	— — 4,914	— — 9,827	— — 14,741	— 4,840 —	— $899,369 $1,898,626
(1)

Represents threshold, target and maximum payouts under our 2021 AIP. The AIP awards 50% of the target bonus amount for threshold performance, 100% for target performance and 150% for maximum performance. Applying the Leadership Multiplier, the initial calculated award can be adjusted in a range between a maximum of 120% and minimum of 80% of the calculated award.

(2)

The GEB LTIP awards 50% of the target number of PSUs for threshold performance, 100% for target performance and 150% for maximum performance. The PSUs vest after the three-year performance period based on JLL’s performance. Treatment of 2021 PSUs at different exit scenarios is as follows: death or disability — fully vest at target and are settled within 60 days; voluntarily resign or are involuntarily terminated with or without cause — forfeited; retirement — vest based on actual performance at the end of the performance period.

(3)

RSUs are treated as follows at different exit scenarios: death or disability — fully vest at amount award and are settled within 60 days; voluntarily resign or are involuntarily terminated with or without cause — forfeited; retirement — continue to vest as scheduled.

(4)

The amounts we report in this column reflect the grant date fair values of stock awards made to our NEOs computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation — Stock Compensation. If the outcome of the performance conditions as of grant date had been maximum performance, then the grant date fair value of the PSUs would have been as follows: Mr. Ulbrich — $7,436,750; Ms. Brennan — $1,851,001; Mr. Lerner — $6,973,166; Mr. Shah — $6,973,166; and Mr. O’Brien $2,847,938. See footnote 2 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for a discussion of the relevant assumptions used in calculating the amounts.

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2021 outstanding equity awards at fiscal year-end

The following table sets forth information concerning the number and value of unvested RSUs and PSUs as of December 31, 2021. The stock awards reported in this table were all made under our existing Stock Award and Incentive Plans. None of our NEOs have outstanding stock options.

Name	Stock Awards
	Number of Units of Stock that Have Not Vested (1)	Market Value of Units of Stock that Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned PSUs that Have Not Vested(3)	Equity Incentive Plan Awards: Market Value of Unearned PSUs that Have Not Vested
Christian Ulbrich	12,639	$3,404,188	99,704	$26,854,275
Karen Brennan	8,845	$2,382,312	12,769	$3,439,202
Yishai Lerner	14,027	$3,778,032	68,895	$18,556,179
Mihir Shah	14,027	$3,778,032	68,895	$18,556,179
Gregory O’Brien	4,840	$1,303,606	43,808	$11,799,247
(1)

Vesting terms described below for unvested RSUs.

(2)

The market value is based on the closing price of JLL common stock on the NYSE on December 31, 2021, which was $269.34.

(3)

The number of PSUs reflect target performance. The PSUs granted in 2020 will vest in 2023, the PSUs granted in 2021 will vest in 2024, in each case after the three-year cumulative performance period. Messrs. Ulbrich, Lerner, Shah and O’Brien held PSU awards granted in April 2019 which were determined, vested, and paid out in the first quarter of 2022. See “GEB LTIP 2019-2021 PSU award results” at page 48. PSUs granted to Messrs. Lerner and Shah in December 2021 will vest based on achievement of goals.

Vesting terms for unvested restricted stock units and performance share units

	3 Year Ratable	4 Year Ratable	3 Year Cliff	Milestone	Total
Christian Ulbrich	0	0	112,343	0	112,343
Karen Brennan	0	0	21,614	0	21,614
Yishai Lerner	5,928	3,465	48,062	25,467	82,922
Mihir Shah	5,928	3,465	48,062	25,467	82,922
Gregory O’Brien	0	0	48,648	0	48,648
	Vesting in 2022	Vesting in 2023	Vesting in 2024	Milestone	Total
Christian Ulbrich	28,715	45,328	38,300	0	112,343
Karen Brennan	2,391	9,691	9,532	0	21,614
Yishai Lerner	22,890	20,522	14,043	25,467	82,922
Mihir Shah	22,890	20,522	14,043	25,467	82,922
Gregory O’Brien	13,496	20,485	14,667	0	48,648

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Option exercises and stock vested during 2021

The following table sets forth information about grants of RSUs made prior to 2021 that vested in 2021. None of the NEOs exercised any options during 2021, and none of them have any options outstanding.

Name	Stock Awards
	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Christian Ulbrich	27,543	$4,820,704
Karen Brennan	–	–
Yishai Lerner	8,484	$1,900,203
Mihir Shah	8,484	$1,900,203
Gregory O’Brien	12,482	$2,183,640
(1)

Numbers of shares shown represents the total number of shares vested, including shares withheld for tax obligations, if applicable.

(2)

Values shown represent the per-share closing price of our Common Stock on the NYSE for the day prior to the respective vesting dates for the restricted stock units indicated. Units show in the table vested on January 15, 2021, with a related price per share of $149.07 (Mr. Lerner - 1,647 shares and Mr. Shah - 1,647 shares); January 16, 2021, with a related price per share of $148.30 (Mr. Lerner - 909 shares and Mr. Shah - 909 shares); March 1, 2021, with a related price per share of $173.98 (Mr. Ulbrich - 5,064 shares and Mr. O’Brien - 3,090 shares); March 12, 2021, with a related price per share of $175.26 (Mr. Ulbrich - 22,479 shares and Mr. O’Brien - 9,392 shares); October 14, 2021, with a related price per share of $256.39 (Mr. Lerner - 5,928 shares and Mr. Shah - 5,928 shares).

Retirement benefits

For 2021, we did not have a defined benefit retirement plan for any of our NEOs. All JLL contributions we describe below are reflected in the 2021 Summary Compensation Table on page 52 under the column “All Other Compensation.” As employees within the U.S., each of Ms. Brennan, and Messrs. Lerner, Shah, and O’Brien was eligible to participate in the U.S. Savings and Retirement Plan, a defined contribution plan qualified under Section 401(k) of the Internal Revenue Code (the Code), on the same terms and conditions that apply to our U.S. employees generally. The maximum annual matching contribution by JLL for each person who participates in the 401(k) Plan, effective after such person has been employed for twelve months, for 2021 was $11,600.

Termination and change in control payments

Our Severance Pay Plan is applicable to each of our NEOs, as members of our GEB.

The following tables provide a summary of the approximate amounts that we would be obligated to pay to each of our NEOs following or in connection with a termination that results from:

•

Voluntary termination by the Named Executive Officer;

•

Involuntary termination of the Named Executive Officer;

•

Retirement, including the definition of retirement under our Stock Award and Incentive Plans; or

•

A change in control of JLL.

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Christian Ulbrich

Element of Compensation	Voluntary Termination	Involuntary Termination (no cause)	Qualified Retirement(1)	Upon Change in Control (CIC)	CIC - Involuntary Termination
Cash Severance Benefit(2)	$—	$4,038,462	$—	$—	$12,115,385
Vacation Pay	$—	$—	$—	$—	$—
Benefit Continuation	$—	$—	$—	$—	$—
Deferred Compensation Balance	$—	$—	$—	$—	$—
Annual Incentive Awards(3)	$—	$3,000,000	$—	$—	$3,000,000
Retirement Plan Benefits	$—	$—	$—	$—	$—
Long Term Incentive Awards
- Stock Options	$—	$—	$—	$—	$—
- Restricted Shares	$—	$—	$30,258,464	$—	$30,258,464(4)
- Cash	$—	$—	$—	$—	$—
Outplacement Services	$—	$—	$—	$—	$—
Total Value of Payments	$—	$7,038,462	$30,258,464	$—	$45,373,849

Notes:

(1)

Assumes Mr. Ulbrich’s date of termination is December 31, 2021, and the price per share of our common stock on the date of termination is $269.34 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2021). All outstanding unvested restricted stock units held by Mr. Ulbrich will vest as scheduled. All outstanding PSUs are included at full payout assuming target performance is achieved.

(2)

Involuntary termination provides current severance benefits under our Severance Pay Plan as follows: 54 weeks of per annum base, one times AIP target, and pro-rated AIP bonus based on exit date. Involuntary termination under a change in control provides current benefits as follows: three times per annum base, three times AIP target, and pro-rated AIP bonus based on exit date.

(3)

Based on our Severance Pay Plan, a pro-rated AIP payment is due based on the time of year the exit occurred. The amount shown assumes a December 31, 2021, termination date, resulting in full pro-ration, without applying the individual multiplier.

(4)

Assumes a change in control has occurred, Mr. Ulbrich has incurred an involuntary termination of service without cause as of December 31, 2021, and the price per share of our common stock on the date of termination is $269.34 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2021). All outstanding unvested RSUs held by Mr. Ulbrich will vest in full as of December 31, 2021. The pro-rata portion of any PSUs for any performance period that was in effect at December 31, 2021, are included at full payout assuming target performance is achieved.

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Karen Brennan

Element of Compensation	Voluntary Termination	Involuntary Termination (no cause)	Qualified Retirement(1)	Upon Change in Control (CIC)	CIC - Involuntary Termination
Cash Severance Benefit(2)	$—	$1,639,231	$—	$—	$2,458,846
Vacation Pay	$—	$—	$—	$—	$—
Benefit Continuation	$—	$22,053	$—	$—	$22,053
Deferred Compensation Balance	$—	$—	$—	$—	$—
Annual Incentive Awards(3)	$—	$1,120,000	$—	$—	$1,120,000
Long Term Incentive Awards
- Stock Options	$—	$—	$—	$—	$—
- Restricted Shares	$—	$—	$5,821,515	$—	$5,821,515(4)
- Cash	$—	$—	$—	$—	$—
Outplacement Services	$—	$25,000	$—	$—	$25,000
Total Value of Payments	$0	$2,806,284	$5,821,515	$—	$9,447,414
Notes:
(1)

Assumes the date of termination for Ms. Brennan is December 31, 2021, and the price per share of our common stock on the date of termination is $269.34 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2021). All outstanding unvested RSUs held by Ms. Brennan will vest as scheduled. All outstanding PSUs are included at full payout assuming target performance is achieved.

(2)

Involuntary termination provides current severance benefits under our Severance Pay Plan as follows: 54 weeks of per annum base, one times AIP target, and pro-rated AIP bonus based on exit date. Involuntary termination under a change in control provides current benefits as follows: one and a half times per annum base, one and a half times AIP target, and pro-rated AIP bonus based on exit date.

(3)

Based on our Severance Pay Plan, a pro-rated AIP payment is due based on the time of year the exit occurred. The amount shown assumes a December 31, 2021, termination date, resulting in full pro-ration, without applying the individual multiplier.

(4)

Assumes a change in control has occurred, Ms. Brennan has incurred an involuntary termination of service without cause as of December 31, 2021, and the price per share of our common stock on the date of termination is $269.34 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2021). All outstanding unvested RSUs held by Ms. Brennan will vest in full as of December 31, 2021. The pro-rata portion of any PSUs for any performance period that was in effect at December 31, 2021, are included at full payout assuming target performance is achieved.

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Yishai Lerner

Element of Compensation	Voluntary Termination	Involuntary Termination (no cause)	Qualified Retirement(1)	Upon Change in Control (CIC)	CIC - Involuntary Termination
Cash Severance Benefit(2)	$—	$2,544,231	$—	$—	$3,816,346
Vacation Pay	$—	$—	$—	$—	$—
Benefit Continuation	$—	$26,735	$—	$—	$26,735
Deferred Compensation Balance	$—	$—	$—	$—	$—
Annual Incentive Awards(3)	$—	$2,025,000	$—	$—	$2,025,000
Long Term Incentive Awards
- Stock Options	$—	$—	$—	$—	$—
- Restricted Shares	$—	$—	$22,334,211	$—	$22,334,211(4)
- Cash	$—	$—	$—	$—	$—
Outplacement Services	$—	$25,000	$—	$—	$25,000
Total Value of Payments	$—	$4,620,966	$22,334,211	$—	$28,227,292
Notes:
(1)

Assumes Mr. Lerner’s date of termination is December 31, 2021, and the price per share of our common stock on the date of termination is $269.34 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2021). All outstanding unvested RSUs held by Mr. Lerner will vest as scheduled. All outstanding PSUs are included at full payout assuming target performance is achieved.

(2)

Involuntary termination provides current severance benefits under our Severance Pay Plan as follows: 54 weeks of per annum base, one times AIP target, and pro-rated AIP bonus based on exit date. Involuntary termination under a change in control provides current benefits as follows: one and a half times per annum base, one and a half times AIP target, and pro-rated AIP bonus based on exit date.

(3)

Based on our Severance Pay Plan, a pro-rated AIP payment is due based on the time of year the exit occurred. The amount shown assumes a December 31, 2021, termination date, resulting in full pro-ration, without applying the individual multiplier.

(4)

Assumes a change in control has occurred, Mr. Lerner has incurred an involuntary termination of service without cause as of December 31, 2021, and the price per share of our common stock on the date of termination is $269.34 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2021). All outstanding unvested RSUs held by Mr. Lerner will vest in full as of December 31, 2021. The pro-rata portion of any PSUs for any performance period that was in effect at December 31, 2021, are included at full payout assuming target performance is achieved.

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Mihir Shah

Element of Compensation	Voluntary Termination	Involuntary Termination (no cause)	Qualified Retirement(1)	Upon Change in Control (CIC)	CIC - Involuntary Termination
Cash Severance Benefit(2)	$—	$2,544,231	$—	$—	$3,816,346
Vacation Pay	$—	$—	$—	$—	$—
Benefit Continuation	$—	$26,552	$—	$—	$26,552
Deferred Compensation Balance	$—	$—	$—	$—	$—
Annual Incentive Awards(3)	$—	$2,025,000	$—	$—	$2,025,000
Long Term Incentive Awards
- Stock Options	$—	$—	$—	$—	$—
- Restricted Shares	$—	$—	$22,334,211	$—	$22,334,211(4)
- Cash	$—	$—	$—	$—	$—
Outplacement Services	$—	$25,000	$—	$—	$25,000
Total Value of Payments	$—	$4,620,783	$22,334,211	$—	$28,227,109
Notes:
(1)

Assumes Mr. Shah’s date of termination is December 31, 2021, and the price per share of our common stock on the date of termination is $269.34 (which was the price per share of our Common Stock at the close of trading on the NYSE on December 31, 2021). All outstanding unvested RSUs held by Mr. Shah will vest as scheduled. All outstanding PSUs are included at full payout assuming target performance is achieved.

(2)

Involuntary termination provides current severance benefits under our Severance Pay Plan as follows: 54 weeks of per annum base, one times AIP target, and pro-rated AIP bonus based on exit date. Involuntary termination under a change in control provides current benefits as follows: one and a half times per annum base, one and a half times AIP target, and pro-rated AIP bonus based on exit date.

(3)

Based on our Severance Pay Plan, a pro-rated AIP payment is due based on the time of year the exit occurred. The amount shown assumes a December 31, 2021, termination date, resulting in full pro-ration, without applying the individual multiplier.

(4)

Assumes a change in control has occurred, Mr. Shah has incurred an involuntary termination of service without cause as of December 31, 2021, and the price per share of our common stock on the date of termination is $269.34 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2021). All outstanding unvested RSUs held by Mr. Shah will vest in full as of December 31, 2021. The pro-rata portion of any PSUs for any performance period that was in effect at December 31, 2021, are included at full payout assuming target performance is achieved.

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Gregory O’Brien

Element of Compensation	Voluntary Termination	Involuntary Termination (no cause)	Qualified Retirement(1)	Upon Change in Control (CIC)	CIC - Involuntary Termination
Cash Severance Benefit(2)	$—	$2,634,231	$—	$—	$3,951,346
Vacation Pay	$—	$—	$—	$—	$—
Benefit Continuation	$—	$26,041	$—	$—	$26,041
Deferred Compensation Balance	$—	$—	$—	$—	$—
Annual Incentive Awards(3)	$—	$2,115,000	$—	$—	$2,115,000
Long Term Incentive Awards
- Stock Options	$—	$—	$—	$—	$—
- Restricted Shares(5)	$13,102,852	$13,102,852	$13,102,852	$—	$13,102,852(4)
- Cash	$—	$—	$—	$—	$—
Outplacement Services	$—	$25,000	$—	$—	$25,000
Total Value of Payments	$13,102,852	$17,903,124	$13,102,852	$—	$19,220,239
Notes:
(1)

Assumes Mr. O’Brien’s date of termination is December 31, 2021, and the price per share of our common stock on the date of termination is $269.34 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2021). All outstanding unvested RSUs held by Mr. O’Brien will vest as scheduled. All outstanding PSUs are included at full payout assuming target performance is achieved.

(2)

Involuntary termination provides current severance benefits under our Severance Pay Plan as follows: 54 weeks of per annum base, one times AIP target, and pro-rated AIP bonus based on exit date. Involuntary termination under a change in control provides current benefits as follows: one and a half times per annum base, one and a half times AIP target, and pro-rated AIP bonus based on exit date.

(3)

Based on our Severance Pay Plan, a pro-rated AIP payment is due based on the time of year the exit occurred. The amount shown assumes a December 31, 2021, termination date, resulting in full pro-ration, without applying the individual multiplier.

(4)

Assumes a change in control under our Stock Award and Incentive Plans has occurred, Mr. O’Brien has incurred an involuntary termination of service without cause as of December 31, 2021, and the price per share of our common stock on the date of termination is $269.34 (which was the price per share of our common stock at the close of trading on the NYSE on December 31, 2021). All outstanding unvested RSUs held by Mr. O’Brien will vest in full as of December 31, 2021. The pro-rata portion of any PSUs for any performance period that was in effect at December 31, 2021, are included at full payout assuming target performance is achieved.

(5)

Eligible for retirement and will continue to vest if voluntary termination occurs. (Under the assumption that a non-solicit waiver has been received.)

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Chief Executive Officer pay ratio disclosure

As a global organization, we had approximately 98,000 employees operating in 80 countries at the end of 2021 (with approximately 64,800 outside the U.S.). Our objective is to provide competitive compensation commensurate with each employee’s position and geographic location. The following ratio of our CEO’s annual total compensation to that our median employee is provided pursuant to Item 402(u) of SEC Regulation S-K and Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Methodology for Identifying the Median Employee

The Compensation Committee reviewed a comparison of our CEO’s annual total compensation in 2021 to that of the median employee for the same period. As permitted under Item 402(u), the Company determined that during 2021, there was not a significant change in our employee population, compensation arrangements, or in our median employee’s circumstances that we reasonably believe would significantly affect our pay ratio disclosure. As a result, we are using the same median employee for 2021 as used for 2020.

Further, as part of our methodology under the “de minimis” exemption, we excluded a total of 3,825 non-U.S. employees (approximately 4.2% of our total workforce) in 15 countries, as set forth in further detail on Annex B.

Pay Ratio

We calculated annual total compensation for the median employee consistent with the same methodology we used for our CEO as set forth in the 2021 Summary Compensation Table. Using these calculations, our Chief Executive Officer received $12,856,819 and our median employee received approximately $60,300 in compensation in 2021. The pay ratio is 213:1.

We used reasonable estimates, assumptions, and methodologies to identify the median employee and calculate the pay ratio presented. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates, and assumptions, the above disclosure may not be comparable to the pay ratio disclosure provided by other companies.

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THE GOLD
ANTIQUE CLOCKS & REPAIRS
ANTIQUES GALLERY

Security
Ownership

Security ownership by Directors and management	62
Security ownership by certain other beneficial owners	63
Certain relationships and related transactions	63
Delinquent Section 16(a) reports	63

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Security ownership by Directors and management

The following table provides information about the beneficial ownership of our common stock, which constitutes JLL’s only outstanding voting security, as of April 1, 2022, our Record Date, by:

•

Each Director and Director nominee of JLL;

•

Each of the Named Executive Officers; and

•

The Directors, Director nominees and executive officers of JLL as a group.

On April 1, 2022 there were 49,608,928 shares of common stock outstanding.

The table includes shares that the indicated individual had the right to acquire within 60 days after April 1, 2022. It also includes shares the receipt of which certain of our Directors have deferred under a deferred compensation program described above under “Non-employee Director compensation.” The table does not include unvested RSUs issued under the existing Stock Award and Incentive Plans unless they vest within 60 days after April 1, 2022, since such units do not carry voting or investment power. Unless otherwise indicated in the footnotes, all such interests are owned directly and the indicated person or entity has sole voting and dispositive power with respect to the interests.

Names of Beneficial Owners (1)	Shares of Common Stock Beneficially Owned
	Number(2)	Percent of Class (%)
Directors:
Hugo Bagué	19,708	*
Matthew Carter, Jr.	2,580	*
Samuel A. Di Piazza, Jr.	12,662	*
Tina Ju	663	*
Bridget Macaskill	5,670	*
Deborah H. McAneny	11,372	*
Siddharth (Bobby) Mehta	1,840	*
Jeetendra (Jeetu) I. Patel	2,043	*
Sheila A. Penrose(3)	52,717	*
Ann Marie Petach	6,093	*
Efrain Rivera	917	*
Christian Ulbrich	93,062	*
Named Executive Officers:
Karen Brennan	5,705	*
Yishai Lerner	19,490	*
Mihir Shah	19,490	*
Gregory O’ Brien	42,000	*
All Directors, Director nominees and executive officers as a group (25 persons)	296,012	*
*

Less than 1%

(1)

The address of each person is c/o Jones Lang LaSalle Incorporated, 200 East Randolph Drive, Chicago, Illinois 60601.

(2)

Under SEC rules, “beneficial ownership” for purposes of this table takes into account shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by vesting of restricted stock units) and is different from beneficial ownership for purposes of Section 16 of the 1934 Act, which may result in a number that is different from the beneficial ownership number reported in forms filed pursuant to Section 16.

(3)

Sheila Penrose is stepping down as a Director when her term ends at the 2022 Annual Meeting.

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Security ownership by certain other beneficial owners

The following table displays information about persons we know were the beneficial owners of more than 5% of our issued and outstanding common stock as of December 31, 2021.

Names of Beneficial Owners	Shares of Common Stock Beneficially Owned
	Number	Percent of Class (%)
The Vanguard Group(1)	7,304,857	14.47%
Generation Investment Management LLP(2)	4,747,674	9.41%
BlackRock, Inc.(3)	4,454,760	8.8%
Cohen & Steers, Inc.(4)	4,095,901	8.12%
FMR LLC(5)	2,858,794	5.66%
(1)

Based solely on information in a Schedule 13G/A filed on February 9, 2022, by The Vanguard Group. The Vanguard Group has shared voting power with regard to 25,256 shares, sole dispositive power with regard to 7,235,599 shares, and shared dispositive power with regard to 69,258 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(2)

Based solely on information in a Schedule 13G/A filed on February 14, 2022, by Generation Investment Management LLP, together with its affiliates, Generation Investment Management US LLP, Generation IM Fund plc, and Generation IM Global Equity Fund LLC. Generation Investment Management LLP has sole voting and dispositive power with regard to 34,008 shares and shared voting and dispositive power with regard to 4,713,666 shares. Generation Investment Management US LLP has shared voting and dispositive power with regard to 2,329,331 shares. Generation IM Fund plc has shared voting and dispositive power with regard to 1,438,307 shares. Generation IM Global Equity Fund LLC has shared voting and dispositive power with regard to 1,241,364 shares. The address of Generation Investment Management LLP is 20 Air Street, 7th Floor, London W1B 5AN, United Kingdom.

(3)

Based solely on information in a Schedule 13G filed on February 1, 2022, by BlackRock, Inc. BlackRock has sole voting power with regard to 4,262,371 shares and sole dispositive power with regard to 4,454,760 shares. The address of BlackRock, Inc. is 55 East 52nd St., New York, NY 10055.

(4)

Based solely on information in a Schedule 13G filed on February 14, 2022, by Cohen & Steers, Inc., together with its affiliates, Cohen & Steers Capital Management Inc., Cohen & Steers UK Limited, Cohen & Steers Asia Limited, and Cohen & Steers Ireland Limited. Cohen & Steers, Inc. has sole voting power with regard to 3,615,948 shares and sole dispositive power with regard to 4,095,901 shares. Cohen & Steers Capital Management Inc. has sole voting power with regard to 3,607,830 shares and sole dispositive power with regard to 4,080,571 shares. Cohen & Steers UK Limited has sole voting power with regard to 5,536 shares and sole dispositive power with regard to 12,748 shares. Cohen & Steers Asia Limited has sole voting power with regard to 0 shares and sole dispositive power with regard to 0 shares. Cohen & Steers Ireland Limited has sole voting power with regard to 2,582 shares and sole dispositive power with regard to 2,582 shares. The address of Cohen & Steers, Inc. is 280 Park Avenue, 10th Floor, New York, NY 10017.

(5)

Based solely on information in a Schedule 13G filed on February 8, 2022, by FMR LLC. FMR LLC has sole voting power with regard to 409,920 shares and sole dispositive power with regard to 2,858,794 shares. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

Certain relationships and related transactions

Since January 1, 2021, JLL did not participate in any transactions involving any of our executive officers, Directors, beneficial owners of more than 5% of JLL’s common stock, or an immediate family member of any such person that are required to be described pursuant to Item 404(a) of SEC Regulation S-K.

Delinquent Section 16(a) reports

Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports, and we must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year 2021 were complied with by each person who at any time during the 2021 fiscal year was a director or an executive officer or held more than 10% of our common stock, except for the following: Messrs. Bloxam, Murray, O’Brien, Tse and Ulbrich (and Jeff Jacobson, Anthony Couse and Guy Grainger who each served as an executive officer during a portion of fiscal year 2021), each filed a Form 4 two business days late on March 18, 2021, to report the common stock received on vesting of a previously reported performance stock unit award; Messrs. Bagué and Di Piazza each filed a Form 4 one business day late on April 5, 2021, to report the grant of common stock as part of his retainer; Mr. Bloxam filed a Form 4 twelve business days late on June 7, 2021, to report the sale of common stock; Ms. Kylie Kendrick (who served as an executive officer during a portion of fiscal year 2021) filed a Form 4 seven business days late on June 25, 2021, to report the grant of restricted stock units; and Mr. Carter filed a Form 4 one business day late on November 26, 2021, to report the common stock received on vesting of a previously reported restricted stock unit award. The late filings were due to unforeseen administrative delays in receiving, reviewing and confirming the information to be disclosed, as well as an issue involving the software utilized by the Company to make Section 16(a) filings.

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Audit
Matters

Proposal 3 – Ratification of appointment of independent registered public accounting firm	66
Information about our independent registered public accounting firm	66
Audit and non-audit fees	66
Pre-approval of audit and permitted non-audit services of the independent registered public accounting firm	67
Audit committee report	67

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Proposal 3 – Ratification of appointment of independent registered public accounting firm

The Audit Committee has appointed the firm of KPMG LLP as JLL’s independent registered public accounting firm for 2022, and we are asking our shareholders to ratify this appointment. Although we are not required to seek shareholder ratification, the Board believes that doing so is consistent with corporate governance best practices. If the selection of KPMG LLP is not ratified, the Audit Committee will explore the reasons for shareholder rejection and will reconsider whether to retain KPMG LLP, but may, nonetheless, retain KPMG LLP as JLL’s independent registered public accounting firm. The Audit Committee retains the right to appoint a different independent registered public accounting firm at any time during 2022 for any reason.

The Board recommends you vote FOR ratification of the appointment of KPMG LLP as JLL’s independent registered public accounting firm for 2022.

Information about our independent registered public accounting firm

For a number of years, KPMG LLP has been the independent registered public accounting firm that audits the financial statements of JLL and most of our subsidiaries. JLL expects that representatives of KPMG LLP will attend the 2022 Annual Meeting online and may make a statement. Such representatives will be available to respond to appropriate questions.

Audit and non-audit fees

The following table presents fees for the professional services that KPMG LLP rendered for the audit of JLL’s annual financial statements (including auditing our internal controls over financial reporting for purposes of Section 404 of the Sarbanes-Oxley Act of 2002), audit-related fees, tax fees, and fees billed for other services during 2021 and 2020.

Fees for the Year Ended on December 31	2021 ($ in thousands)	2020 ($ in thousands)
Audit fees	$6,426	$6,865
Audit-related fees	$1,154	$1,510
Tax fees	$91	$145
All other fees	-	-
Total	$7,671	$8,520

Audit fees

These amounts represent fees paid to KPMG LLP for services necessary to perform an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) and quarterly reviews of JLL’s consolidated financial statements. This includes fees for review of the tax provision and fees for accounting consultations on matters reflected in the consolidated financial statements. Audit fees also include services required by statute or regulation (foreign or domestic), such as comfort letters, consents, reviews of SEC filings, and statutory audits in non-U.S. locations.

Audit-related fees

Audit-related fees consist of fees for employee benefit plan audits, accounting consultation on proposed transactions, internal control-related matters, and services not required by statute or regulation.

Tax fees

Tax fees consist of fees for tax compliance, tax planning, and tax advice. Tax planning and tax advice encompass a diverse range of services, including consultation, research, and assessment of tax planning initiatives, assistance with tax audits and appeals, employee benefit plans, and requests for rulings or technical advice from taxing authorities.

All other fees

All other fees would consist of fees for all other non-audit services. There were no such services provided in 2020 or 2021.

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Pre-approval of audit and permitted non-audit services of the independent registered public accounting firm

The Audit Committee has established a policy for pre-approval of audit and permitted non-audit services by the independent registered public accounting firm. At each of its meetings, the full Audit Committee considers, and approves or rejects, any proposed services and fee estimates that are presented by management. The Audit Committee has designated its Chairman to consider approval of services arising between meetings that were not pre-approved. Services approved by the Chairman are ratified by the full Audit Committee at its next regular meeting. For each proposed service, the independent registered public accounting firm provides supporting documentation detailing the service and an estimate of costs. During 2021, the Audit Committee pre-approved all services performed by the independent registered public accounting firm.

Audit committee report

As more particularly described above under “Corporate governance principles and Board matters,” the Audit Committee of the Board is responsible for providing independent, objective oversight of JLL’s accounting functions and internal and disclosure controls. The Audit Committee is composed of seven Directors, each of whom is independent as defined by applicable Securities and Exchange Commission rules and by the New York Stock Exchange listing standards in effect at the time this Proxy Statement was mailed. The Audit Committee operates under a written charter, which has been approved by the Board of Directors and is available on our website.

Management is responsible for JLL’s internal and disclosure controls and its financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of JLL’s consolidated financial statements and the effective operation of internal controls over financial reporting, all in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), and for issuing a report thereon. The Audit Committee’s responsibility is to oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2021, audited financial statements, as well as JLL’s internal controls over financial reporting, for which an attestation by such firm is required under Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee also discussed with KPMG LLP its evaluation of the accounting principles, practices and judgments applied by management, and any items required to be communicated by KPMG LLP in accordance with regulations promulgated by the SEC and the PCAOB. The Audit Committee also received written disclosures from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding such firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with KPMG LLP that firm’s independence under the relevant standards. The Audit Committee also reviewed the selection, application, and disclosure of our critical accounting policies pursuant to SEC Financial Release No. 60, “Cautionary Advice Regarding Disclosure of Critical Accounting Policies.”

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in JLL’s Annual Report on Form 10-K for the year ended December 31, 2021, which has been filed with the SEC.

The Audit Committee
Ann Marie Petach (Chairman)
Matthew Carter, Jr.
Tina Ju
Bridget Macaskill
Siddharth N. Mehta
Jeetendra I. Patel
Efrain Rivera

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Additional
Information

Questions and answers about our 2022 Annual Meeting and voting	70
Why am I receiving these materials?	70
What items of business will be voted on at the 2022 Annual Meeting and what is the voting requirement for each?	70
How many shares must be present or represented to conduct business at the 2022 Annual Meeting?	71
What will I need to attend the 2022 Annual Meeting?	71
How can I vote my shares in the 2022 Annual Meeting?	71
How can I vote my shares without attending the 2022 Annual Meeting?	71
What shares may I vote?	71
May I change my vote or revoke my proxy?	72
What happens if I sign my proxy card but do not give specific voting instructions?	72
What happens if a Director does not receive a majority of the votes cast?	72
Why is JLL making these materials available over the Internet rather than mailing them?	72
How can I have printed copies of the proxy materials mailed to me?	72
What is householding?	73
Why did I receive more than one set of voting materials?	73
Where can I find the voting results of the 2022 Annual Meeting?	73
What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as Directors?	73
Who will pay the cost of this proxy solicitation?	73

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Questions and answers about our 2022 Annual Meeting and voting

When	Virtual Meeting	Record Date
Thursday, May 26, 2022 9:00 a.m., Central Time	Via live audio webcast at www.virtualshareholder meeting.com/JLL22	Shareholders as of April 1, 2022 are entitled to vote

Virtual meeting format

The 2022 Annual Meeting will be conducted online through a live audio webcast. We initially adopted a virtual meeting format during the first year of the COVID-19 pandemic and continue to believe that this practice facilitates stockholder attendance and enables stockholders to participate fully, equally, and safely from any location around the world, at no cost. The accompanying Proxy Statement contains information about participating in the 2022 Annual Meeting online. You will not be able to attend the 2022 Annual Meeting physically in person.

Why am I receiving these materials?

The Board has made these materials available to you over the Internet or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our 2022 Annual Meeting of Shareholders. The 2022 Annual Meeting of Shareholders is scheduled to be held Thursday, May 26, 2022, at 9:00 a.m., Central Time, via live audio webcast through the link set out at the top of this page. You will need the 16- digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable). This solicitation is for proxies for use at the 2022 Annual Meeting or at any reconvened meeting after an adjournment or postponement of the 2022 Annual Meeting.

What items of business will be voted on at the 2022 Annual Meeting and what is the voting requirement for each?

The table below details information regarding the proposals to be voted on at the 2022 Annual Meeting, the Board’s recommendation on how to vote on each proposal, the votes required to approve each proposal, and the effect of abstentions and broker non-votes.

Proposal	Voting Options	Board Recommendation	Vote Required to Adopt the Proposal	Effects of Abstentions	Effect of Broker Non-Votes*

Proposal 1: Election of twelve Directors identified in this Proxy Statement to serve one-year terms until the 2023 Annual Meeting of Shareholders and until their successors are duly elected and qualified

	For, Against or Abstain on each nominee	FOR each nominee	Majority of votes cast with respect to each nominee	No effect	No effect
Proposal 2: Approval, by non-binding vote, of named executive officer compensation	For, Against or Abstain	FOR	Majority of votes cast	No effect	No effect
Proposal 3: Ratification of appointment of KPMG LLP as JLL’s independent registered public accounting firm for the year ending December 31, 2022	For, Against or Abstain	FOR	Majority of votes cast	No effect	N/A: brokers have discretion to vote without instructions
* See “What happens if I sign my proxy card but do not give specific voting instructions?” for an explanation of the term “broker non-vote.”

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How many shares must be present or represented to conduct business at the 2022 Annual Meeting?

We will have a quorum to hold the 2022 Annual Meeting and transact business if holders of a majority of shares of our common stock that are issued and outstanding and entitled to vote are present or represented by proxy.

What will I need to attend the 2022 Annual Meeting?

You are entitled to attend the virtual 2022 Annual Meeting online only if you were a shareholder of record at the close of business on Friday, April 1, 2022—the Record Date— or you hold a valid proxy for the 2022 Annual Meeting. You may attend the 2022 Annual Meeting, vote, and submit a question during the 2022 Annual Meeting by visiting www.virtualshareholdermeeting.com/JLL22 and using your 16 digit control number to enter the meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual 2022 Annual Meeting.

The recording, distribution or reproduction of the 2022 Annual Meeting, or any portion of the 2022 Annual Meeting, for any reason is strictly prohibited.

How can I vote my shares in the 2022 Annual Meeting?

Our 2022 Annual Meeting will be held entirely online. Shareholders may participate in the 2022 Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/JLL22. To participate in the 2022 Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record at the close of business on Friday, April 1, 2022—the Record Date— may be voted electronically during the 2022 Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record as of the Record Date also may be voted electronically during the 2022 Annual Meeting. However, even if you plan to attend the 2022 Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the 2022 Annual Meeting.

How can I vote my shares without attending the 2022 Annual Meeting?

To vote your shares without attending the meeting, please follow the instructions for Internet or telephone voting on the Notice of Internet Availability of Proxy Materials. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the shareholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the shareholder of record. This way your shares will be represented whether or not you are able to attend the meeting.

What shares may I vote?

Only shareholders of record of JLL’s common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the 2022 Annual Meeting. To determine whether a quorum is present at the 2022 Annual Meeting, we will count shares of our common stock represented in person or by properly executed proxy. Each share is entitled to one vote for as many individuals as there are Directors to be elected, and one vote on all other matters. As of the Record Date, there were 49,608,928 voting shares of common stock outstanding.

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May I change my vote or revoke my proxy?

You may change your vote at any time prior to the vote at the 2022 Annual Meeting. If you are the shareholder of record, you may change your vote by:

•

Granting a new proxy bearing a later date (which automatically revokes the earlier proxy);

•

Providing written notice that you wish to revoke your proxy; or

•

If you are a registered shareholder or hold a proxy from a registered shareholder (and meet other requirements as described in “What will I need to attend the 2022 Annual Meeting?” above), you may attend the 2022 Annual Meeting online and vote electronically through the virtual meeting platform.

A written notice of revocation must be sent to our Corporate Secretary at our principal executive office. Attendance at the 2022 Annual Meeting online will not cause your previously granted proxy to be revoked unless you specifically so request.

If you hold your shares in street name, you may change your vote by:

•

submitting new voting instructions to your broker, trustee or nominee; or

•

attending the 2022 Annual Meeting online and voting on the virtual meeting platform, but only if you have a legal proxy from your broker, trustee, or nominee giving you the right to vote your shares.

What happens if I sign my proxy card but do not give specific voting instructions?

If you hold shares in your own name, and you submit a proxy without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement, and in their discretion should any other matters be presented at the 2022 Annual Meeting.

If you hold shares in street name and do not provide your broker with specific voting instructions, under the rules that govern brokers in such circumstances, your broker will not have the authority to exercise discretion to vote your shares on any proposal other than the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2022. This is commonly called a “broker non-vote.”

What happens if a Director does not receive a majority of the votes cast?

Under our By-Laws, if a Director does not receive the vote of at least the majority of the votes cast, that Director must promptly tender a resignation to the Board. For more information, see “Majority voting” on page 21.

Why is JLL making these materials available over the Internet rather than mailing them?

Under the SEC’s “Notice and Access Rule,” we may furnish proxy materials electronically rather than mailing printed copies to each shareholder. Electronic delivery helps us meet our sustainability goals and also saves significant postage, printing, and processing costs. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of our proxy materials unless you specifically request one. Instead, the Notice of Internet Availability of Proxy Materials explains how to access and review our proxy materials online and how to access your proxy card to vote your shares.

How can I have printed copies of the proxy materials mailed to me?

If you received a Notice of Internet Availability by mail, and you would prefer to receive a printed copy of our proxy materials, including a paper proxy card, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

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What is householding?

As permitted by SEC rules, to the extent we are delivering paper copies of our proxy materials, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address unless the shareholders have notified us of their desire to receive individual copies. This is known as “householding.” We will promptly deliver a separate copy of the Proxy Statement to any shareholder who requests one. Requests for additional copies for the current year or future years should be directed to our Corporate Secretary at our principal executive office. If you share an address with other shareholders and currently receive multiple copies of the Proxy Statement, you may request that only a single copy be mailed in the future. Record holders can make such a request by contacting Computershare by phone at +1.866.210.8055 or by mail at 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202. Beneficial owners should contact their bank, broker, or other nominee.

Why did I receive more than one set of voting materials?

If you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each account. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one Notice of Internet Availability of Proxy Materials. Please vote each proxy you receive, since each one represents different shares that you own.

Where can I find the voting results of the 2022 Annual Meeting?

We intend to announce preliminary voting results at the 2022 Annual Meeting and then disclose the final results in a Form 8-K filing with the SEC within four business days after the 2022 Annual Meeting.

What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as Directors?

Shareholder proposals intended to be presented at the annual meeting in 2023 and included in JLL’s proxy statement and form of proxy relating to that annual meeting pursuant to Rule 14a-8 under the 1934 Act must be received by JLL at our principal executive office by December 16, 2022.

Our By-Laws require that any proposals made outside of Rule 14a-8 must be submitted to our Corporate Secretary at our principal executive office between January 26, 2023 and February 25, 2023. In addition, any shareholder intending to nominate a candidate for election to the Board at the annual meeting in 2023 must give timely written notice to our Corporate Secretary at our principal executive office between January 26, 2023, and February 25, 2023.

In addition to satisfying the foregoing requirements under our By‐Laws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than JLL’s nominees must provide notice that sets forth the information required by Rule 14a‐19 promulgated under the Exchange Act no later than March 27, 2023.

Shareholders may, subject to and in accordance with our By-Laws, recommend director candidates for consideration by the Nominating, Governance and Sustainability Committee. The recommendation must be delivered to our Corporate Secretary, who will forward the recommendation to the Nominating, Governance and Sustainability Committee for consideration.

Our “Proxy Access for Director Nominations” bylaw permits a shareholder, or a group of up to 20 shareholders, owning at least 3% of JLL’s outstanding common stock continuously for at least three years, to nominate and include in our proxy materials director nominees constituting up to two individuals or 20% of the Board (whichever is greater), provided that the shareholder and the nominee(s) satisfy the requirements set forth in our By-Laws. We must receive a shareholder’s notice to nominate a director using JLL’s proxy materials between November 16, 2022 and December 16, 2022. Such notice should be addressed to the Corporate Secretary at our principal executive office and contain the information required by our By-Laws under Article III, Section 15.

Who will pay the cost of this proxy solicitation?

This solicitation is made by the Board on behalf of JLL. JLL will pay the cost of soliciting proxies. We have hired D.F. King & Co., Inc. to assist us in the solicitation of votes. We will pay D.F. King a fee of $10,500 plus customary costs and expenses for their services. We have agreed to indemnify D.F. King against certain liabilities arising out of or in connection with their services.

Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy and solicitation materials to shareholders. In addition, certain JLL officers and employees, who will receive no additional compensation for their services, may solicit proxies.

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i SQUARE Shopping Centre
周大福
CHOW TAI FOOK
FRANCK MULLER
sasa
manning
Basic

Annexes

Annex A Reconciliation of GAAP and Non-GAAP Financial Measures	76
Non-GAAP financial measures	76
Adjustments to GAAP financial measures used to calculate non-GAAP financial measures	76
Reconciliation of non-GAAP financial measures	77
Reconciliation of AIP financial measures	79
Annex B Pay ratio excluded employees	80

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Annex A Reconciliation of GAAP and Non-GAAP Financial Measures

Non-GAAP financial measures

Management uses certain non-GAAP financial measures to develop budgets and forecasts, measure and reward performance against those budgets and forecasts, and enhance comparability to prior periods. These measures are believed to be useful to investors and other external stakeholders as supplemental measures of core operating performance and include the following.

(i)

Fee revenue and Fee-based operating expenses,

(ii)

Adjusted EBITDA attributable to common shareholders (“Adjusted EBITDA”) and Adjusted EBITDA margin,

(iii)

Adjusted net income attributable to common shareholders and Adjusted diluted earnings per share; and

(iv)

Free Cash Flow.

However, non-GAAP financial measures should not be considered alternatives to measures determined in accordance with U.S. GAAP. Any measure that eliminates components of a company’s capital structure, cost of operations or investments, or other results has limitations as a performance measure. In light of these limitations, management also considers U.S. GAAP financial measures and does not rely solely on non-GAAP financial measures. Because our non-GAAP financial measures are not calculated in accordance with U.S. GAAP, they may not be comparable to similarly titled measures used by other companies.

Adjustments to GAAP financial measures used to calculate non-GAAP financial measures

Gross Contract Costs represent certain costs associated with client-dedicated employees and third-party vendors and subcontractors and are indirectly reimbursed through the fees we receive. These costs are presented on a gross basis in Operating expenses with the equal amount of corresponding fees in Revenue before reimbursements. Consistent with our treatment of directly reimbursed expenses, excluding gross contract costs from both Fee revenue and Fee-based operating expenses more accurately reflects how we manage our expense base and operating margins and also enables a more consistent performance assessment across a portfolio of contracts with varying payment terms and structures, including those with direct versus indirect reimbursement of such costs.

Net Non-Cash Mortgage Servicing Rights (MSR) and Mortgage Banking Derivative Activity consists of the balances presented within Revenue composed of (i) derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity and (ii) gains recognized from the retention of MSR upon origination and sale of mortgage loans, offset by (iii) amortization of MSR intangible assets over the period net servicing income is projected to be received. Noncash derivative gains/losses resulting from mortgage banking loan commitment and warehousing activity are calculated as the estimated fair value of loan commitments and subsequent changes thereof, primarily represented by the estimated net cash flows associated with future servicing rights. MSR gains and corresponding MSR intangible assets are calculated as the present value of estimated net cash flows over the estimated mortgage servicing periods. The above activity is reported entirely within Revenue of the Capital Markets service line of the Americas segment. Excluding net non-cash MSR and mortgage banking derivative activity reflects how we manage and evaluate performance because the excluded activity is non-cash in nature.

Restructuring and Acquisition Charges primarily consist of (i) severance and employment-related charges, including those related to external service providers, incurred in conjunction with a structural business shift, which can be represented by a notable change in headcount, change in leadership or transformation of business processes, (ii) acquisition, transaction and integration-related charges, including non-cash fair value adjustments to assets and liabilities recorded in purchase accounting such as earn-out liabilities and intangible assets and (iii) lease exit charges. Such activity is excluded as the amounts are generally either noncash in nature or the anticipated benefits from the expenditures would not likely be fully realized until future periods. Restructuring and acquisition charges are excluded from segment operating results and therefore not a line item in the segments’ reconciliation to Adjusted EBITDA.

Amortization of Acquisition-Related Intangibles, primarily composed of the estimated fair value ascribed at closing of an acquisition to assets such as acquired management contracts, customer backlog and relationships, and trade name, is more notable following the company’s increase in acquisition activity in recent years. Such non-cash activity is excluded as the change in period-over-period activity is generally the result of longer-term strategic decisions and therefore not necessarily indicative of core operating results.

Gain on Disposition reflects the gain recognized on the sale of businesses. Given the low frequency of business disposals by the company historically, the gain directly associated with such activity is excluded as it is not considered indicative of core operating performance. In 2021, $12.0 million of the activity related to a business disposition within Americas and $0.4 million related to a sold business within EMEA, while activity in 2020 related to the sale of property management businesses in continental Europe.

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Reconciliation of non-GAAP financial measures

Below are the reconciliations of (i) Revenue to fee revenue and (ii) Operating expenses to fee-based operating expenses.

($ in millions)	Year Ended December 31,
	2021	2020
Revenue	$19,367.0	$16,589.9
Reimbursements	(8,321.4)	(7,689.8)
Revenue before reimbursements	11,045.6	8,900.1
Gross contract costs	(2,881.5)	(2,703.2)
Net non-cash MSR and mortgage banking derivative activity	(59.3)	(66.6)
Fee revenue	$8,104.8	$6,130.3
Operating expenses	$18,323.5	$16,030.8
Reimbursed expenses	(8,321.4)	(7,689.8)
Gross contract costs	(2,881.5)	(2,703.2)
Fee-based operating expenses	$7,120.6	$5,637.8

Below is (i) a reconciliation of Net income attributable to common shareholders to EBITDA and Adjusted EBITDA, (ii) the Net income margin attributable to common shareholders (measured on Revenue before reimbursements), and (iii) the Adjusted EBITDA margin (measured on fee-revenue and presented on a local currency basis).

($ in millions)	Year Ended December 31,
	2021	2020
Net income attributable to common shareholders	$961.6	$402.5
Add:
Interest expense, net of interest income	40.1	52.8
Provision for income taxes	264.3	106.9
Depreciation and amortization	217.5	226.4
EBITDA	$1,483.5	$788.6
Adjustments:
Restructuring and acquisition charges	84.7	142.4
Gain on disposition	(12.4)	(4.8)
Net non-cash MSR and mortgage banking derivative activity	(59.3)	(66.6)
Adjusted EBITDA	$1,496.5	$859.	6
Net income margin attributable to common shareholders	8.7%	4.5%
Adjusted EBITDA margin	18.6%	14.0%

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Below is a reconciliation of Net income attributable to common shareholders to Adjusted net income attributable to common shareholders and the components of adjusted diluted earnings per share.

($ in millions, except share and per share data)	Year Ended December 31,
	2021	2020
Net income attributable to common shareholders	$961.6	$402.5
Diluted shares (in thousands)	52,071	52,282
Diluted earnings per share	$18.47	$7.70
Net income attributable to common shareholders	$961.6	$402.5
Adjustments:
Restructuring and acquisition charges	84.7	142.4
Net non-cash MSR and mortgage banking derivative activity	(59.3)	(66.6)
Amortization of acquisition-related intangibles	53.3	57.1
Gain on disposition	(12.4)	(4.8)
Tax impact of adjusted items	(14.3)	(35.9)
Adjusted net income attributable to common shareholders	$1,013.6	$494.7
Diluted shares (in thousands)	52,071	52,282
Adjusted diluted earnings per share	$19.47	$9.46

Below is a reconciliation to Free Cash Flow.

($ in millions)	Year Ended December 31, 2021
Cash provided by operating activities	$972.4
Less: Net capital additions - property and equipment	175.9
Free Cash Flow	$796.5

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Reconciliation of AIP financial measures

For purposes of the CD&A, below is a reconciliation of Net income attributable to common shareholders to EBITDA and AIP Adjusted EBITDA, which is a non-GAAP financial measure used by the Compensation Committee in determining executive compensation.

($ in millions)	Year Ended December 31, 2021
Net income attributable to common shareholders	$961.6
Add:
Interest expense, net of interest income	40.1
Provision for income taxes	264.3
Depreciation and amortization	217.5
EBITDA	$1,483.5
Adjustments:
Qualifying restructuring and acquisition charges(1)	19.7
Net non-cash MSR and mortgage banking derivative activity	(59.3)
Gain on disposition	(12.4)
AIP adjusted EBITDA	$1,431.5
Less: LaSalle Adjusted EBITDA	144.1
AIP Adjusted EBITDA (excluding LaSalle)	$1,287.4
(1) Represents the portion of the $84.7 million total Restructuring and acquisition charges for the year ended December 31, 2021, which the Compensation Committee adds back in the calculation.

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Annex B Pay ratio excluded employees

Country	Number of Employees
Argentina	262
Bangladesh	22
Indonesia	417
Macao SAR, China	131
Pakistan	8
Panama	21
Peru	31
Philippines	1,429
Romania	76
Sri Lanka	133
Taiwan	496
Turkey	349
Uruguay	7
Venezuela	12
Vietnam	431

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JLL
LISTED
NYSE

20

JLL

Copyright 2022Jones Lang LaSalle IP, Inc. | www.jll.com

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JONES LANG LASALLE INCORPORATED
200 E. RANDOLPH DR.
CHICAGO, IL 60601

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D76445-P65088 KEEP THIS PORTION FOR YOUR RECORDS

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JONES LANG LASALLE INCORPORATED

The Board of Directors recommends you vote FOR the following nominees:

1. Election of Twelve Directors

Nominees:	For	Against	Abstain
1a. Hugo Bagué	☐	☐	☐
1b. Matthew Carter, Jr.	☐	☐	☐
1c. Samuel A. Di Piazza, Jr.	☐	☐	☐
1d. Tina Ju	☐	☐	☐
1e. Bridget Macaskill	☐	☐	☐
1f. Deborah H. McAneny	☐	☐	☐
1g. Siddharth (Bobby) N. Mehta	☐	☐	☐
1h. Jeetendra (Jeetu) I. Patel	☐	☐	☐
1i. Ann Marie Petach	☐	☐	☐
1j. Larry Quinlan	☐	☐	☐
1k. Efrain Rivera	☐	☐	☐
1l. Christian Ulbrich	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of ALL NOMINEES for director, FOR proposals 2 and 3 and, in the discretion of the proxies, with respect to such other business as may properly come before the meeting or any adjournment or postponement thereof.

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JONES LANG LASALLE INCORPORATED

2022 Annual Meeting of Shareholders

www.virtualshareholdermeeting.com/JLL22

The 2022 Annual Meeting of Shareholders will be held in a virtual meeting format only, conducted solely via audio webcast. If you plan to attend the meeting at www.virtualshareholdermeeting.com/JLL22, you will be required to enter the control number found on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form you previously received.

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D76446-P65088

JONES LANG LASALLE INCORPORATED
2022 Annual Meeting of Shareholders
May 26, 2022 9:00 A.M., Central Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Christian Ulbrich and Alan K. Tse, and each of them, with full power of substitution, to represent the undersigned and as proxies to vote all the Common Stock of Jones Lang LaSalle Incorporated which the undersigned has power to vote, with all powers which the undersigned would possess if personally present at the 2022 Annual Meeting of Shareholders to be held on May 26, 2022, virtually at www.virtualshareholdermeeting.com/JLL22, or at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the nominees for director, FOR proposals 2 and 3, and, in the discretion of the proxies, with respect to such other business as may properly come before the meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side